SECURITIES AND EXCHANGE COMMISSION










                 Washington, D.C.  20549

                          FORM 8-K


                         CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported)
                          November 14, 1997

                        SYQUEST TECHNOLOGY, INC.
          (Exact name of registrant as specified in its charter)

                                Delaware
            (State or other jurisdiction of incorporation)

                   0-19674                      94-2793941
     (Commission File Number)      (IRS Employer Identification No.)



             47071 Bayside Parkway, Fremont, California 94538
           (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code
                             (510) 226-4000


                            Not Applicable
    (Former name or former address, if changed since last report.)

                INFORMATION TO BE INCLUDED IN THE REPORT

    Item 5  Other Events

    Filing of Registration Statement on Form S-3

    On November 14, 1997, SyQuest Technology,
     Inc. ("Registrant") filed a
    Registration Statement on Form S-3
    (the "Registration Statement"), relating to the to the registration of Registrant's Common
    Stock for resale by certain Selling
    Stockholders (as described in the Registration
    Statement attached hereto as exhibit
    99.1 and incorporated herein by this reference).










    As part of the Registration Statement
    Registrant updated the risk factors relevant to a decision as to whether to invest in Registrant's Common Stock.


    Item 7  Financial Statements and Exhibits


        c)  Exhibits

    99.1 Registrant's Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on November 14, 1997.


                 SYQUEST TECHNOLOGY,INC.

                       (Registrant)


    Dated:  November 14, 1997       By /s/ Bob L. Corey
                                          Bob L. Corey

                                  Executive Vice President, Finance
                                  and Chief Financial Officer

    Exhibit 99.1

    As filed with the Securities and Exchange
    Commission on November 14, 1997

            Registration No. __________

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                       -----------------------------------

                                        FORM S-3
                                REGISTRATION STATEMENT
                                         UNDER
                              THE SECURITIES ACT OF 1933

                       ------------------------------------

                                SYQUEST TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)





                   DELAWARE                                94-2793941










       (State or other jurisdiction of         (I.R.S.
        Employer, incorporation or            Identification Number)
        organization)

                       47071 BAYSIDE PARKWAY
                       FREMONT, CALIFORNIA  94538
                           (510) 226-4000

    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)




                     EDWIN L. HARPER
                     PRESIDENT AND CHIEF EXECUTIVE
                     OFFICER
                     SYQUEST TECHNOLOGY, INC.
                     47071 BAYSIDE PARKWAY
                     FREMONT, CA  94538
                    (510) 226-4000

    (Name, address, including zip code and telephone number, including area code of agent for service)


            ____________________________________

    COPIES TO:
    STEVEN O. GASSER
    GREGORY D. DEUTSCH
    SHARTSIS, FRIESE & GINSBURG LLP
    ONE MARITIME PLAZA, EIGHTEENTH FLOOR
    SAN FRANCISCO, CA 94111
    (415) 4214500


    Approximate date of commencement of proposed sale to the public:
    As soon as practicable after the Registration Statement becomes effective.

    ------------------------------------
            If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans please check the following box. [ ]

            If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

            If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities
    Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. [ ]

            If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
     [ ]

            If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



                        CALCULATION OF REGISTRATION FEE


    Title of      Amount   Proposed Maximum   Proposed Maximum    Amount of
    Securities    to be    Offering Price    Aggregate Offering   Registration
    to be        registered   Per Share        Price2                 Fee
    registered

    Common Stock 40,021,557   $3.72         $148,880,192         $49,627
    0.0001 par
    value



    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

    //      Includes (i) a presently indeterminate number of
    shares issued or issuable upon conversion of or otherwise in respect of Registrant's 5% Cumulative Convertible Preferred Stock, Series 4, (ii) a presently indeterminate number of shares issuable upon conversion of or otherwise in respect of Registrant's Convertible Preferred Stock, Series 5, and (iii) 25,628,848 shares issuable upon exercise of certain outstanding stock purchase warrants, as such numbers may be adjusted in accordance with Rule 416, including without limitation, adjustments as a result of floating rate conversion prices.

    //      Estimated solely for the purpose of calculating
    the amount of the registration fee pursuant to Rule
    457(c), based on the average of the high and low prices of Common Stock reported in the Nasdaq National Market for the five consecutive days preceding November 13, 1997.











    SUBJECT TO COMPLETION, DATED NOVEMBER 13, 1997

    INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION
    OR AMENDMENT.  A REGISTRATION STATEMENT RELATING TO
    THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND
    EXCHANGE COMMISSION.  THESE SECURITIES MAY NOT BE SOLD
    NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE
    REGISTRATION STATEMENT BECOMES EFFECTIVE.  THIS
    PROSPECTUS SHALL NOT CONSTITUTE AND OFFER TO SELL OR
    THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE
    ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH
    OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO
    REGISTRATION OR QUALIFICATION UNDER SECURITIES LAWS OF
    ANY SUCH STATE.

    PROSPECTUS
    SYQUEST TECHNOLOGY, INC.

    40,021,557 SHARES
    COMMON STOCK
    (PAR VALUE $.0001 PER SHARE)

            All of the shares of Common Stock, par value
    $.0001 per share ("Common Stock") of SyQuest
    Technology, Inc., a Delaware corporation ("SyQuest" or the "Company"), offered hereby are being offered for resale by certain stockholders of the Company (the
    "Selling Stockholders") as described more fully herein.
     The Company will not receive any proceeds from the sale of the shares offered hereby. The Common Stock of the Company is quoted on the Nasdaq National Market under the symbol "SYQT." The last reported sales price of the Company's Common Stock on the Nasdaq National
    Market on October 27, 1997 was $3.375 per share.

            The shares of Common Stock offered hereby by the Selling Stockholders consist of (i) in accordance with Rule 416 of the Securities Act of 1933, as amended (the "Securities Act") a presently indeterminate number of shares issued or issuable upon conversion or otherwise in respect of 3,600 shares of the Company's 5% Cumulative Convertible Preferred Stock, Series 4, par value $.0001 (the "Series 4 Preferred Stock"), (ii) a presently indeterminate number of shares issuable upon conversion or otherwise in respect of 30,000 shares of the Company's Convertible Preferred Stock, Series 5, par value .0001 (the "Series 5 Preferred Stock") and,
    (iii) up to 25,628,848 shares issuable upon exercise of certain outstanding stock purchase warrants (the "Stock Purchase Warrants"). For the purposes of calculating the number of shares of Common Stock beneficially owned by the Selling Stockholders holding Series 4 Preferred Stock, the number of shares of Common Stock calculated to be issuable in connection with the conversion of the Series 4 Preferred Stock is based on a conversion price that is derived from the closing market price of the
    Common Stock on the first day that Series 4 Preferred
    Stock was issued, which price is $2.343.  For the
    purposes of calculating the number of shares of Common
    Stock beneficially owned by the Selling Stockholders
    holding Series 5 Preferred Stock, the number of shares
    of Common Stock calculated to be issuable in connection
    with the conversion of the Series 5 Preferred Stock is
    based on a conversion price that is derived from the
    closing market price of the Common Stock on the day
    that Series 5 Preferred Stock was issued to the holder
    thereof, which price ranged from $2.438 to $3.375.  The
    number of shares available for resale is subject to
    adjustment and could be materially less or more than
    such estimated amount depending on factors which cannot
    be predicted by SyQuest at this time, including, among
    others, the future market price of the Common Stock.
    This presentation is not intended, and should in no way
    be construed, to constitute a prediction as to the
    future market price of the Common Stock.  See "Risk
    Factors - Convertible Securities, Warrants and Options;
    Potential Dilution and Adverse Impact on Additional
    Financing" and "Selling Stockholders."
    _____________________________

    THE SHARES OF COMMON STOCK OFFERED HEREBY INVOLVE A
    HIGH DEGREE OF RISK.  SEE "RISK FACTORS" AT PAGE 5 OF
    THIS PROSPECTUS THESE SECURITIES HAVE NOT BEEN APPROVED
    OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
    COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
    THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
    SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
    ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
    CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus is _______________, 1997

            All expenses of this offering will be paid by the Company except for commissions, fees and discounts of any underwriters, brokers, dealers or agents retained by the Selling Stockholders. Estimated expenses payable by the Company in connection with this offering are approximately $79,627. See "Plan of Distribution." The aggregate proceeds to the Selling
    Stockholders from the Common Stock will be the purchase price of the Common Stock sold less the aggregate agents' commissions and underwriters' discounts, if any. The Company has agreed to indemnify the Selling
    Stockholders and certain other persons against certain liabilities, including liabilities under the Act.

            The Selling Stockholders, directly or through agents, broker-dealers or underwriters, may sell the Common Stock offered hereby from time to time on terms to be determined at the time of sale, in transactions on the Nasdaq National Market, in privately negotiated transactions or otherwise. The Selling Stockholders and any agents, broker-dealers or underwriters that participate in the distribution of the Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended (the "Act"), and any commission received by them and any profit on the resale of the Common Stock purchased by them may be deemed to be underwriting discounts or commissions under the Act. See "Use of Proceeds" and "Plan of Distribution."


    AVAILABLE INFORMATION

    The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the
    "Exchange Act"), and in accordance therewith, files annual and quarterly reports, proxy statements and other information with the Securities and Exchange
    Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the Commission's Regional Offices at 7 World
    Trade Center, 13th Floor, New York, New York 10048; and
    500 West Madison Street, Suite 1400, Chicago, Illinois
    60661-2511. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington,
    D.C. 20549. The Common Stock of the Company is quoted on the Nasdaq National Market. Reports and other information concerning the Company may be inspected at the National Association of Securities Dealers, Inc. at
    1735 K Street, N.W., Washington, D.C. 20006.  The
    Commission also maintains a World Wide Web site
    (http:/www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the Commission.

            A registration statement on Form S-3 with respect to the Common Stock offered hereby (the
    "Registration Statement") has been filed with the Commission under the Act. This Prospectus does not contain all of the information contained in such Registration Statement and the exhibits and schedules thereto, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. For further information with respect to the Company and the Common Stock offered hereby, reference is made to the Registration Statement and the exhibits and schedules thereto. Statements contained in this Prospectus regarding the contents of any contract or any other document are not necessarily complete and, in each instance, reference is hereby made to the copy of such contract or document filed as an exhibit to the Registration Statement. The
    Registration Statement, including exhibits thereto, may










    be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Public
    Reference Section, Securities and Exchange Commission,
    Washington, D.C. 20549, upon payment of the prescribed fees.

    INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

            The following documents, filed or to be filed with the Commission under the Exchange Act are hereby incorporated by reference into this Prospectus:

    1) The Company's Annual Report on Form 10-K, as amended, for the fiscal year ended
    September 30, 1996;

    2) The Company's Current Reports on Form 8-K dated October 31, 1996, as amended, November 11, 1996, November 25, 1996,
    December 2, 1996, December 30, 1996;
    January 23, 1997, February 3, 1997,
    February 28, 1997,  May 30, 1997, July 2,
    1997,  August 4, 1997, August 11, 1997 and
    October 4, 1997;

    3)      The Company's Registration Statement on
    Form 8-A registering the Common Stock
    under Section 12(9) of the Exchange Act;
    and

    4) The Company's Current Reports on Form
    10-Q, as amended, for the Quarters ended
    December 31, 1996, March 31, 1997 and June
    30, 1997.
    5) The Company's Proxy Statement for its annual meeting of stockholders held May 6, 1997; and
    6) The Company's Proxy Statement for its special meeting of stockholders held
    November 5, 1997.

            All documents filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this Prospectus and prior to the termination of the offering shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in this Prospectus or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently-filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

            The Company will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request of such person, a copy of any and all of the documents that have been incorporated by reference herein (not including exhibits to such documents unless such exhibits are specifically incorporated by reference herein or into such documents). Such request may be directed to SyQuest Technology, Inc., 47071 Bayside
    Parkway, Fremont, California 94538, telephone (510)
    226-4000, Attn: Bob L. Corey, Executive Vice President,
    Finance and Chief Financial Officer.

            "SyQuest" and "SyJet" are registered trademarks of the Company. "EZ135," "EZ Flyer," "SparQ" and
    "Quest" are trademarks of the Company. This Prospectus also includes trademarks of companies other than SyQuest Technology, Inc.

    THE COMPANY

            The Company designs, develops, manufactures, and markets removable hard disk cartridges, associated disk drives and free-standing storage systems. The
    Company's products combine the advantages of fixed hard disk drives with the benefits of removability, which include unlimited incremental expansion of data storage capacity, transfer and sharing of data and software among personal computers, and backup, archival storage and physical security of data. The Company's principal products have been 5.25 inch and 3.5 inch cartridges, drives and storage systems used with personal computers and work stations manufactured and sold by manufacturers of such products. These products are typically purchased by distributors, mail order firms, national retail chains, value added resellers, original equipment manufacturers ("OEMs") for integration into their equipment, government contractors and others for resale to the end users.

            The Company's principal executive offices are located at 47071 Bayside Parkway, Fremont, California
    94538, telephone (510) 226-4000.

            RISK FACTORS

            THE SHARES OFFERED HEREBY INVOLVE A HIGH DEGREE
    OF RISK.  THE FOLLOWING RISK FACTORS SHOULD BE
    CONSIDERED CAREFULLY IN ADDITION TO THE OTHER
    INFORMATION IN THIS PROSPECTUS BEFORE PURCHASING THE
    SHARES OF COMMON STOCK OFFERED HEREBY.  THE DISCUSSION
    IN THIS PROSPECTUS CONTAINS, IN ADDITION TO HISTORICAL
    INFORMATION, CERTAIN FORWARD-LOOKING STATEMENTS THAT










    INVOLVE RISKS AND UNCERTAINTIES, SUCH AS STATEMENTS OF
    THE COMPANY'S PLANS, BELIEFS, EXPECTATIONS AND
    INTENTIONS.  THE COMPANY'S ACTUAL RESULTS COULD DIFFER
    MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-
    LOOKING STATEMENTS.  FACTORS THAT COULD CAUSE OR
    CONTRIBUTE TO SUCH DIFFERENCES INCLUDE THE FOLLOWING
    RISK FACTORS, AS WELL AS FACTORS DISCUSSED ELSEWHERE IN
    THIS PROSPECTUS.  THE CAUTIONARY STATEMENTS MADE IN
    THIS PROSPECTUS SHOULD BE READ AS BEING APPLICABLE TO
    ALL RELATED FORWARD-LOOKING STATEMENTS WHEREVER THEY
    APPEAR IN THIS PROSPECTUS.


    SUSTAINED LOSSES; NEED FOR ADDITIONAL FINANCING; FUTURE
    CAPITAL NEEDS.

            The Company has accumulated losses during fiscal years ended September 30, 1995, 1996, and 1997 totaling approximately $220 million. There can be no assurances that the Company will cease incurring losses despite new product introductions, as there can be no assurances that the Company's products will be accepted in the marketplace. Continued losses would result in liquidity and cash flow issues and could affect product delivery efforts. Further sustained losses will necessitate future additional financings that if raised through the issuance of equity securities, will reduce the percentage ownership of the stockholders of the Company. Existing stockholders may experience additional dilution, and securities issued in conjunction with new financings may have rights, preferences and privileges senior to those of holders of the Company's Common Stock. See "Risk Factors - Convertible Securities, Warrants and Options; Potential Dilution and Adverse Impact on Additional Financing." dilutive effect on current shareholders. There can be no assurance, however, that additional financing will be available when needed, if at all, or on favorable terms.

    The inability to raise additional financings when needed and continued losses could impact the Company's ability to maintain its listing on the Nasdaq National
    Market in the future. Should the Company fail to meet such listing standards, it may be delisted from the Nasdaq Stock Market. Trading, if any, in the listed securities would thereafter be conducted on the Electronic Bulletin Board or the National Quotation
    Bureau's "pink sheets." As a result, should delisting occur, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, the Company's securities. This would likely have a material and adverse effect on the market price of the Company's Common Stock and on the Company's ability to raise additional capital. There can be no assurances that the Company would be successful in securing additional financings which could place the Company at risk of losing its Nasdaq listing.


    To meet its working capital needs, the Company has engaged in a series of financing transactions during calendar 1996 and 1997.

    The following table sets forth in summary form the Company's cumulative financing activities from June
    1996 through October 1997. The terms of these financings are described in seven of the Company's
    Current Reports on Form 8-K dated, respectively, June
    14, 1996, October 31, 1996, November 11, 1996, April
    14, 1997, May 30, 1997, August 4, 1997, and October 4,
    1997.

    Date       Series/Transaction          Preferred  Gross        Resulting
                                            Shares     Proceeds    Common
                                                                   share
    6/96       7% Cumulative Convertible
                Preferred Stock, Series 1  20,000  $20,000,000 10,301,708

    7/97        6% Convertible
                Subordinated Debenture (1)    -     $7,700,000    -

    9/96-10/96  Various Debt to Equity        -     $24,440,000   -
    2/97-4/97   Exchanges

    10/96       Cumulative Convertible
                Preferred Stock, Series 1     5,500(2)  $5,500,000  3,289,981

    10/96       5% Cumulative Convertible
                Preferred Stock, Series 2    24,500(2)  $24,500,000 12,440,447


    11/96       Common Stock Sale            -          $8,500,000  1,500,000

    3/97        5% Cumulative Convertible
                Preferred Stock, Series 3    50,000(2)  $5,000,000  2,485,070

    5/97        5% Cumulative Convertible
                Preferred Stock, Series 4     280,000(3)  $28,000,000 10,069,645

    08/97       Common Stock Sale            -            $3,500,000  1,382,716

    9/97-10/97  5% Cumulative Convertible
                Preferred Stock, Series 5      30,000(4)    $30,000,000     -


    Total                                       410,000  $157,140,000 49,516,836

    (1) The 6% Convertible Subordinated Debenture, issued as part of a debt to equity transaction, is convertible into up to 400,000 shares of the Company's Common Stock at a conversion price of










    $6.9375 per share.
    (2) All preferred shares have been converted into the resulting common stock noted.
    (3) 53,580 shares of the Series 4 Preferred Stock remain unconverted.
    (4) There have been no conversions of the Series 5
    Preferred Stock.

    Assuming the conversion of the all remaining Series 4 and Series 5 Preferred Stock, the Company would be obligated to issue an additional 13.2 million shares of Common Stock. Accordingly, as of October 27, 1997, a total of approximately 75.2 million shares of Common
    Stock would be issuable to holders of all outstanding preferred stock, warrants and option. As such, current shareholders will experience a dilutive effect on their ownership interest in the Company upon the issuance of such Common Stock.

            As of September 30, 1997, the Company had approximately $7.1 million in cash and cash equivalents. For the nine months ended June 30, 1997, the Company used approximately $53.4 million of cash in operating activities and an additional $2.4 million in capital equipment purchases. The Company believes that, based on a number of events occurring, the current sources of financing available to the Company will be sufficient to fund the Company's operations into the near future. However, the precise amount and timing of the Company's funding needs cannot be determined accurately at this time, and will depend upon a number of factors, including the market demand and pricing of the Company's products, the progress of the Company's product development efforts, marketing expenditures, the availability of critical components, the Company's strategic alliances, if any, for the manufacture of its products, the Company's inventory and accounts receivable management and whether key suppliers will continue to grant payment terms for the purchase of materials and services.

    CONVERTIBLE SECURITIES, WARRANTS AND OPTIONS; POTENTIAL
    DILUTION AND ADVERSE IMPACT ON ADDITIONAL FINANCING.

            As of October 27, 1997, the Company had
    outstanding options and warrants to purchase an aggregate of 62,000,000 shares of Common Stock, at a weighted average exercise price of $2.755 per share.
    The exact number of shares of Common Stock issuable upon conversion of the Series 4 Preferred Stock and the Series 5 Preferred Stock (collectively, the "Preferred
    Stock") cannot be estimated with certainty because, generally, such issuances of Common Stock will vary inversely with the market price of the Common Stock at the time of such conversion, and there is no cap on the number of shares of Common Stock that may be issuable.










     The number of shares of Common Stock issuable upon conversion of the Preferred Stock is also subject to various adjustments to prevent dilution resulting from stock splits, stock dividends or similar transactions.
     Further, the Company may, at its election, choose to issue additional shares of Series 4 Preferred Stock in lieu of cash dividends due to the holders of the Series
    4 Preferred Stock.

            In addition, on November 13, 1996, SyQuest sold to an investor 1,500,000 shares of Common Stock that became freely tradeable, subject to compliance with applicable securities laws, on approximately February
    12, 1997. As part of this same transaction, the Company issued a warrant that will become exercisable for between 375,000 shares and 1,875,000 shares of Common Stock, depending on a number of factors. The actual shares available to be purchased calculated to be 1,875,000 shares as of July 12, 1997.

            To the extent that such options and warrants are exercised, shares of Common Stock or Series 4 Preferred Stock are issued in lieu of cash dividends or convertible securities are converted, substantial dilution of the interests of the Company's stockholders is likely to result and the market price of the Common Stock may be materially adversely affected. Such dilution will be greater if the future market price of the Common Stock decreases as the number of conversion shares to be issued will increase. For the life of such warrants, options and convertible securities the holders will have the opportunity to profit from a rise in the price of the underlying securities. The existence of such warrants, options and convertible securities is likely to affect materially and adversely the terms on which the Company can obtain additional financing, and the holders of such warrants, options and convertible securities can be expected to exercise them at a time when the Company would otherwise, in all likelihood, be able to obtain additional capital by an offering of its unissued capital stock on terms more favorable to the Company than those provided by such warrants, options and convertible securities.

            The Company has filed Registration Statements on Form S-8 under the Act to register shares of Common Stock subject to stock options and to the Company's employee stock purchase plan that will permit the resale of such shares, subject to Rule 144 volume limitations applicable to affiliates of the Company and vesting restrictions. The Company has also registered the Common Stock issuable upon exercise of the warrants and conversion of the convertible securities pursuant to a prospectus included in Registration Statement Nos. 333-7369 and 333-17119 and 333-28225. Such registered shares can be sold without any holding period or sales










    volume limitations. The registration of the shares set forth in the Selling Stockholders table set forth below is in addition to the shares previously registered.


    UNCERTAINTY OF MARKET ACCEPTANCE OF PRODUCTS.

            The Company's future success will depend upon market acceptance of its new products and upon the Company's ability to establish its new products as industry standards. In December 1996, the Company began shipping its SyJet 1.5 Gigabyte Removable
    Cartridge Hard Drive (SyJet) product line.  While the
    Company believes that the SyJet product line has been favorably received by the marketplace, there can be no assurance that the level of acceptance will continue or grow. Through March 31, 1997, SyJet production was constrained by industry-wide shortages of critical components and other production shortfalls. On
    November 3, 1997, the Company announced its SparQ 1.0
    Gigabyte Removable Cartridge Hard Drive (SparQ) product line. The Company anticipates first customer shipments to occur in November, 1997. The initial acceptance of the market place for SparQ has been favorable, however, there can be no assurance that the level of acceptance will continue to grow. On November 10, 1997, the Company announced its Quest 4.7 Gigabyte Removable
    Cartridge Hard Drive (Quest) product line. The Company anticipates first customer shipments to occur in December, 1997. The initial acceptance of the marketplace for Quest has been favorable, however, there can be no assurance that the level of acceptance will continue to grow.

            While the Company continues its sales and marketing campaigns to successfully launch these new products there can be no assurance that they will continue to be accepted in the marketplace. Further, the Company continues its efforts to increase its manufacturing output for these new products to meet the sales and projected sales demand and there can be no assurances that the Company will be successful in manufacturing the required unit volumes.

            SyQuest removable-cartridge hard drive
    technology is different from the most widely used data storage devices today (hard disk drives, floppy disk drives and CD-ROM drives). Other types of read/writable data storage device has achieved widespread market acceptance in recent years and there can be no assurance that the Company's new products will achieve the same market acceptance. Whether the Company's new products will achieve significant market acceptance will depend upon a number of factors, including the price, performance and other characteristics of competing solutions introduced by other vendors, the timing of the introduction of such products, and the success of the Company in establishing OEM arrangements for the Company's new products. See "Risk Factors - Competition" and "-
    Shortages of Critical Components; Absence of Supply
    Contracts; Supplier Workouts." There can be no assurance that the Company will be successful in achieving market acceptance. In addition, the two formats of removable media storage which have gained widespread market acceptance to date -- floppy disk drives and CD-ROM drives -- are both used by software manufacturers as a means of software distribution.
    While the Company's products are also used for some software distribution, there can be no assurances that software distribution on the Company's will continue.
    The failure of the Company's new products to achieve widespread commercial acceptance would have a material adverse effect on the Company's financial results and business.



    CONTINUED SALES OF THE EZ FLYER 230 AND LEGACY
    PRODUCTS.

            While the Company believes that the EZ Flyer 230 will continue to be a contributor to the Company's revenue in the near future, there can be no assurances, in the face of increased competition and higher capacity solutions, that the demand for the EZ Flyer
    230 will continue at current levels.

            The Company has a group of "legacy" products that represent earlier generations of removable cartridge hard drive products. These legacy products have generally been replaced by new generation products with greater performance and capacity. The Company continues to sell its legacy products to support installed systems still in use in the marketplace.
    There can be no assurances that sales of legacy products will continue.

    SHORTAGES OF CRITICAL COMPONENTS; ABSENCE OF SUPPLY
    CONTRACTS; SUPPLIER WORKOUTS.

            Many components incorporated in, or used in the manufacture of, the Company's products are currently only available from sole source suppliers. During the 1996 fiscal year and fiscal 1997, the Company experienced disruption in its supply of certain components for a number of reasons including, industry wide shortages and the shortage of cash to pay suppliers. During fiscal 1996, component shortages due to limited cash availability affected the Company's ability to produce EZ Flyer 230 and SyJet products and limited the Company's ability to implement certain improvement plans. Moreover, the Company may continue from time to time to experience difficulty in the future in obtaining a sufficient supply of many key components due to the shortage of cash to pay suppliers and other reasons. A disruption in the supply of key components would have had a material adverse affect on the Company's ability to generate sales and the ability to successfully produce product in volumes necessary to meet demand. If such disruptions are repeated, the Company's ability to generate sales and increase revenues will be materially adversely effected.

            On July 15, 1996, the Company issued a Debenture to one of its suppliers pursuant to which up to 400,000 shares of Common Stock could be issued to such supplier at a conversion price of $6.9375 per share. Subsequently, the Company negotiated with other suppliers to extend the payment dates on amounts owed.
     The Company conducted similar negotiations with other suppliers, converting a total of approximately $43.1 million of accounts payable and other obligations to those suppliers, to notes payable to reflect extended repayment terms. In September and October 1996, February, March and April 1997, the Company received certain of those notes payable in exchange for an aggregate of 8,047,269 shares of Common Stock. As a result of the Company's completion of recent financing transactions and other efforts by management to improve SyQuest's balance sheet, most of the Company suppliers have transitioned from doing business with the Company on a C.O.D. basis and are selling to the Company under more standard commercial terms. However, if the Company were to experience a shortage of cash as noted above, many of its key suppliers may again require C.O.D. payments which would place a significant demand on the Company's available cash resources that may limit its financial flexibility and ability to meet market demand for its products.

            The Company purchases all of its sole and limited source components and equipment pursuant to purchase orders placed from time to time and has no guaranteed supply arrangements. The inability to obtain sufficient components and equipment, to obtain or develop alternative sources of supply at competitive prices and quality, or to avoid manufacturing delays could prevent the Company from producing sufficient quantities of its products to satisfy market demand, result in delays in product shipments, increase the Company's material or manufacturing costs, or cause an imbalance in the inventory level of certain components.
     Moreover, difficulties in obtaining sufficient components may cause the Company to modify the design of its products to use a more readily available component, and such design modifications may result in increased costs and product performance problems. Any or all of these problems could in turn result in the loss of customers, provide an opportunity for competing products to achieve market acceptance and otherwise adversely affect the Company's business and financial results.

    COMPETITION.

            The data storage industry is highly competitive. The Company believes that its products compete most directly with other removable-media data storage devices, such as disk drives offered by Iomega Corporation and magneto optical disk drives. Although the Company believes that its products offer performance and certain other advantages over most other removable-media storage devices available today, the Company believes that the price/performance levels of existing removable-media products will improve and that other companies will introduce new removable-media storage devices. Accordingly, the Company believes its products will face increasingly intense competition.
    In particular, a consortium comprising Compaq Computer, 3M, OR Technology and Matsushita-Kotobuki Electronics Industries Ltd. has announced and is selling the LS120, a high capacity floptical drive that is compatible with conventional floppy disks. Each of Mitsubishi Electric Corp. and Mitsumi has also announced that it plans to manufacture a high capacity, floppy drive that is downward compatible with existing floppy diskettes. Additionally, Avastor, Nomai and Caleb have products that complete with SyQuest products. Sony Corporation and Fuji Photo Film Co. have also recently announced a jointly developed "HiFD" 3.5 floppy disk system with a 200 Megabyte storage capacity. If successfully marketed, these drives would compete with the Company's EZ Flyer 230 products. The Iomega Zip drive, a high capacity floppy disk drive, is also a competitor to EZ Flyer 230. The JAZ and JAZ II drives are removable hard drives and compete directly with SyQuest's products. In addition, to the extent that SyQuest drives are used for incremental primary storage capacity, they also compete with conventional hard disk drives. In addition, the leading suppliers of conventional hard disk drives could at any time determine to enter the removable-media storage market.

            As new and competing removable-media storage solutions are introduced, it is possible that the first such solution to achieve a significant market presence will emerge as an industry standard and achieve a dominant market position. If such is the case, there can be no assurance that the Company's products would achieve significant market acceptance, particularly given the Company's size and market position relative to its competitors.











    TECHNOLOGICAL CHANGE AND NEW PRODUCTS.

            The Company operates in an industry that is subject both to rapid technological change and rapid change in consumer demands. For example, over the last
    10 years the typical hard disk drive included in a new personal computer has increased in capacity from approximately 40 megabytes (Mbs) to 3 gigabytes (GB) or more, while the market price per megabyte of a hard disk drive has dramatically decreased. The Company's future success will depend in significant part on its ability continually to develop and introduce, in a timely manner, new removable cartridge hard drive products with improved features, and to develop and manufacture those new products within a cost structure that enables the Company to sell such products at lower prices than those of comparable products today. In addition, the Company depends on technological developments from other vendors for the components in its products (such as heads, semiconductor devices and media). The Company's products are targeted for sale into the Company's traditional customer base in the desktop publishing, pre-press and service bureau segments, computer, audio and video OEMs, retail, as well as to a broad array of users in the SOHO (Small
    Office/Home Office) market segment. There can be no assurance that the Company will be successful in developing, manufacturing and marketing cost effective products that meet both the performance and price demands of the data storage market.

    DEPENDENCE ON STRATEGIC MARKETING ALLIANCES.

            The Company's business strategy will be enhanced in significant part by establishing successful strategic alliances with a variety of key companies within the computer, audio and video industries. Among the types of alliances contemplated by the Company's business strategy are: OEM arrangements with personal computer, audio and video product manufacturers that will include SyQuest products as a standard feature or factory-installed option in their personal computers; reseller arrangements (including private and co-branding arrangements) with major vendors of computer products covering the resale of the Company's products by such companies; and licensing arrangements under which the Company grants certain computer manufacturers on a royalty-bearing basis the right to manufacture and sell its drives or media. Moreover, the Company believes that establishing strategic alliances (especially OEM arrangements) is important to the success of its business, and there can be no assurance that the Company will be successful in doing so. In addition, the Company's strategic alliances are generally not covered by binding contracts and may be subject to unilateral termination by the Company's strategic partners, and may also require the Company to share control over its manufacturing and marketing programs and technologies.

    RELIANCE ON MANUFACTURING RELATIONSHIPS; NOMAI
    LAWSUITS.

            The Company plans to continue to use independent parties to manufacture for the Company a portion of the Company's components. The Company currently has manufacturing relationships for cartridges and others for manufacture and subassembly of components.

            In January of 1997, the Company filed a suit against Nomai, S.A. and certain other defendants in the United States District Court for the Northern District of California alleging, among other things, patent infringement and violation of trademark and unfair competition laws. On May 23, 1997, Nomai filed a counterclaim against the Company alleging, among other things, breach of contract and violations of the unfair competition laws. The parties have entered into a settlement agreement (the "Settlement Agreement") and filed a dismissal in this action.

            In September 1996, the Company and Legend Group
    ("Legend"), the largest computer systems manufacturer and distributor in the People's Republic of China, announced an intention to form a joint venture company for the manufacture and distribution of the Company's removable cartridge hard drives and products in China and to make Legend the exclusive distributor of the Company's products in the developing Chinese market.
    The Company will provide the proposed joint venture company with training and manufacturing know-how to insure that the joint venture has the requisite skills to manufacture the Company's removable cartridge hard drives and products. Legend and the Company will contribute the capital required for the joint venture.
     The Company and Legend are in the process of negotiating a more definitive term sheet in preparation for negotiation of definitive agreements. In December
    1996, the Company and Legend announced a distribution agreement whereby Legend has become the exclusive distributor of the Company's products in the developing
    Chinese market.

            There can be no assurance that the Company will be successful in establishing the joint venture, that the financing agreement with Legend will be consummated or be successful, or that the Company will successfully establish additional relationships in the future or successfully manage such manufacturing relationships.
    The Company's manufacturing relationships are generally not covered by binding contracts and may be subject to unilateral termination by the Company's manufacturing partners. Moreover, there can be no assurance that third-party manufacturers will be willing or able to meet the Company's quantity or quality requirements for manufactured products.

    QUARTERLY FLUCTUATIONS IN OPERATING RESULTS.

            The Company has experienced and in the future may continue to experience significant fluctuations in its quarterly operating results. Factors such as price reductions, the introduction and market acceptance of new products, product returns, the availability of critical components have had an impact on the Company's products and have contributed to this quarterly variability. Moreover, the Company's expense levels are based in part on expectations of future sales levels, and a shortfall in expected sales could therefore result in a disproportionate decrease in the Company's results of operations. As a result of these and other factors, it is likely that the Company's operating results in some future period will be below the expectations of investors, which would be likely to result in a significant reduction in the market price of the Common Stock.

    The revenue, operating loss and loss per share for the four quarters of the fiscal year ended September 30, 1997 are presented below to illustrate the quarterly fluctuations during the most recent fiscal year. The loss per share in Q1 has been recalculated in order to be presented on a consistent basis with the other periods to reflect a charge (for earnings per share computation purposes only) resulting from value assigned to warrants issued during the first quarter.
    The accounting presentation had no impact on the reported operating loss.

    (1)                  Q1        Q2        Q3        Q4
    Revenue             $48.3     $16.8     $31.7     $25.9
    Operating Losses   $(6.8)    $(33.7)   $(10.6)   $(17.4)
    Loss Per Share     $(1.19)   $(1.31)   $(.80)    $(.54)

    (1) table is presented in millions, except per share amounts.

    DEPENDENCE ON PROPRIETARY TECHNOLOGY; INTELLECTUAL
    PROPERTY LITIGATION.

            The Company's success depends heavily on the establishment and maintenance of proprietary technologies. The Company relies on a combination of patent, copyright and trade secret law to protect the technology in its drives and cartridges. The Company holds numerous U.S. and foreign patent applications relating to its drives and hard disk cartridges. Many of these patents, however, do not pertain to the










    Company's recent product generations, and there can be no assurance that additional patents will issue in the future. There can be no assurance that the steps taken by the Company to protect its technology will be adequate to prevent misappropriation of its technology by third parties, or that third parties will not be able independently to develop similar technology. In particular, the Company's sales would be materially adversely affected if any unlicensed parties develop removable cartridges compatible with the Company's disk drives.

            The Company filed suit against Nomai, S.A.
    (Nomai) and Maxell in France for copyright and patent infringement. The Company initiated an arbitration proceeding against Nomai seeking payment of outstanding royalties of approximately $1 million. These actions will be settled as part of the Settlement Agreement -
    See Reliance on Manufacturing Relationships; Nomai lawsuits.

            On January 27, 1997, the Company filed a suit against Nomai, S.A., Electronique d2 and La Cie Ltd. in
    Federal district court in San Francisco for patent, trademark and copyright infringement, unfair competition and breach of contract. The suit alleges that Nomai and others have illegally used the Company's proprietary technology in certain of Nomai's competing products. The suit seeks to block further sales of such products along with damages deriving from harm done to the Company by this conduct. Nomai filed a counter claim including claims for breach of contract, misrepresentation, interference with contract and unfair competition. This suit has been terminated pursuant to the Settlement Agreement - See Reliance on
    Manufacturing Relationships; Nomai lawsuits.

            On July 23, 1997, Iomega Corporation ("Iomega") filed civil action No. 97-466 in the United States
    District Court in and for the District of Delaware against SyQuest Technology Inc. The law suit alleges that SyQuest has infringed Iomega's Design Patent No.
    D378,518 and U.S. Patent No. 5,644,444 by making and selling computer disk cartridges and drives which embody alleged inventions of those patents and that SyQuest has willfully infringed Iomega's alleged trademark "JET". The complaint requests money damages and a preliminary and permanent injunction enjoining
    SyQuest from further infringement. The Company believes that it does not infringe any valid patent claims or trademarks of Iomega and intends to vigorously defend against this action.

            The Company has filed suit against Castlewood
    Systems, Inc. and certain of its employees and consultants for misappropriation of trade secrets,










    unfair competition and other specified claims.
    Castlewood Systems, Inc. has filed a cross-complaint against the Company alleging interference with prospective economic advantage, unfair competition and trade libel. The Company believes that these cross-claims are without merit and intends to vigorously defend against them.

            Periodically, the Company is made aware that technology used by the Company in the manufacture of some or all of its products may infringe on product or process technology rights held by others. Resolution of whether the Company's manufacture of products has infringed on valid rights held by others could have a material adverse effect on the Company's financial position or results of operations, and may require material changes in production processes and products.
     Several companies have individually contacted the Company concerning its alleged use of intellectual property belonging to them. Companies that have contacted the Company include one company that has alleged that the Company's products infringe six U.S.
    patents. It is the Company's belief that the claims are without merit or that the infringement claims relate to component parts purchased from vendors. The
    Company also believes that in the event this company prevailed on its claims, the Company would be indemnified by its vendors for any liability arising from the alleged infringements and that this matter will not have a material adverse effect upon its financial condition or results of operations. Another company has notified the Company that it believes a number of the Company's removable cartridge hard drives products infringe several of its patents relating to the use of spin motors in disc drives. The Company believes that its removable cartridge hard drive products do not infringe the claims of these patents and that some or all of the asserted patents are invalid.

            Patent and similar litigation frequently is complex and expensive and its outcome can be difficult to predict. There can be no assurance that the Company will prevail in any proceedings that have been or may be commenced against the Company. In addition, certain technology used in the Company's products is licensed from third parties. The termination of any such license arrangements could have a material adverse effect on the Company's business and financial results.

    INTERNATIONAL OPERATIONS.

            International sales generated a significant portion of the Company's revenues in fiscal years 1995, 1996 and 1997, and the Company expects international sales to continue to constitute a significant percentage of its total sales in the future. The international portion of the Company's business is subject to a number of inherent risks, including difficulties in building and managing foreign operations and foreign reseller networks, the differing product needs of foreign customers, fluctuations in the value of foreign currencies, import-export duties and quotas, and regulatory, economic or political changes.
     Moreover, the Company relies on foreign companies for the supply of certain critical components and is increasingly relying on foreign companies for the manufacture of certain of its products, and these relationships may be subject to some of the same risks affecting its international sales. There can be no assurance that these factors will not materially and adversely affect the Company's international sales and its overall business and financial performance.

            The Company's international sales are
    predominantly denominated in U.S. dollars.
    Accordingly, a significant decrease in the valuation of the U.S. dollar and the resultant increase in the price of the Company's foreign currency priced products could have a material adverse effect on the Company's sales.

    MANAGEMENT CHANGES; DEPENDENCE ON KEY PERSONNEL.

            The Company's success will depend in large part upon the capabilities of the members of the new management team, most of whom have been with the Company for less than 18 months. The inability of such individuals to become familiar with the widespread operations of the Company and its subsidiaries and turn around the financial situation of the Company could have a material adverse effect on the Company. The
    Company's success will also depend in significant part upon its ability to attract and retain highly-skilled management and other personnel. Competition for such personnel in the computer industry is intense, and the Company has from time to time experienced difficulty in finding sufficient numbers of qualified professional and production personnel. There can be no assurance that the Company will be successful in attracting and retaining the quantity and quality of personnel that it needs.


    VOLATILITY OF STOCK PRICE; ABSENCE OF DIVIDENDS.

            The market prices for shares of high technology companies including the securities of SyQuest have been volatile. The Company's Common Stock has in the past experienced substantial levels of short selling, which has depressed the market price, and increased the volatility of the market price, of the Company's Common
    Stock.  Factors such as announcements of technological










    innovations or new products by the Company or its competitors, variations in the Company's quarterly operating results, continued high levels of short selling of the Common Stock, or general economic or stock market conditions unrelated to the Company's operating performance may have material adverse effects on the market price of the Common Stock. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against such a company. Such litigation, can result and has resulted in substantial costs and a diversion of management attention and resources. See "Risk Factors - Class
    Action and Shareholder Derivative Lawsuits."

            In addition, the Company believes that
    electronic bulletin board postings regarding the Company on America Online and other similar services, certain of which have in the past contained false information about Company developments, have in the past and may in the future contribute to volatility in the market price of the Common Stock. Any information concerning the Company, including projections of future operating results, appearing in such on-line bulletin boards or otherwise emanating from a source other than the Company should not be relied upon as having been supplied or endorsed by the Company.

            The Company has not paid any cash dividends since its inception, and it does not anticipate paying cash dividends in the foreseeable future.

    CERTAIN MARKETING AND SALES RISKS.

            As is common practice in its industry, the Company's arrangements with its customers generally allow customers, in the event of a price decrease, credit equal to the difference between the price originally paid and the new decreased price on units in the customers' inventories on the date of the price decrease. When a price decrease is anticipated, the Company establishes reserves for amounts it estimates will be reimbursed to qualifying customers. There can be no assurance that these reserves will be sufficient or that any future returns or price protection charges will not have material adverse effects on the Company's results of operations, particularly because future results will depend heavily on recently introduced products for which the Company has little or no operating history. In addition, customers generally have stock rotation rights permitting them to return slower-moving products in inventory within specified time periods in return for compensating orders of other products. Any buildup of inventory at the Company or in its distribution channels that does not sell through to end users could have material adverse effects on the










    Company's operating results and financial condition.

            As is typical in the industry, from time to time the Company experiences product defects and product returns especially during periods of transition to new products. There can be no assurance that the Company will not experience quality or reliability problems in the future that have material adverse effects on the Company's business and financial results.

            The Company markets its products primarily through computer product distributors and retailers.
    Distribution channels for personal computers and accessories have been characterized by rapid change, including consolidation and financial difficulties of distributors. The loss or ineffectiveness of any of the Company's major distributors could have a material adverse effect on the Company's results of operations.
     In addition, since the Company grants credit to its customers, a substantial portion of outstanding accounts receivable are due from computer product distributors and certain large retailers. At June 30, 1997, the customers with the ten highest accounts receivable balances totaled $17.6 million, or 73%, of gross accounts receivable at that date. The Company has no reason to believe these receivable balances are uncollectible, but if any one or a group of these customers' receivable balances should be deemed uncollectible, it would have a material adverse effect on the Company's results of operations and financial condition.

    EFFECT OF ANTI-TAKEOVER PROVISIONS.

            The Company's Board of Directors has the authority to issue up to 4,000,000 shares of preferred stock and to determine the price, rights, preferences and privileges of those shares, which, under certain circumstances, could be issued without any further vote or action by the Company's stockholders. To date, an aggregate of 410,000 shares of preferred stock have been issued: 20,000 shares of 7% Cumulative Preferred
    Stock; 5,500 shares of Convertible Preferred Stock,
    24,500 shares of Series 2 Preferred Stock; 50,000 shares of Series 3 Preferred Stock, 280,000 shares of
    Series 4 Preferred Stock and 30,000 shares of the
    Series 5 Preferred Stock, all of which, except for the Series 4 Preferred Stock and Series 5 Preferred Stock, have been converted. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of these preferred shares and any preferred stock that may be issued in the future. Such issuance, while providing desirable flexibility in connection with possible financings and acquisitions and other corporate purposes, could make it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company. In addition, preferred stock may have other rights, including economic rights, senior to the Common Stock, and, as a result, the issuance thereof could have a material adverse effect on the market value of the Common Stock. The Company is also subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which prohibit the Company from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person first becomes an "interested stockholder," unless the business combination is approved in a prescribed manner. The application of Section 203 could also have the effect of delaying or preventing a change of control of the Company.

    CLASS ACTION AND SHAREHOLDER DERIVATIVE LAWSUITS.

            The Company has been named as a defendant in four putative class action lawsuits. Two of the actions, Ravens, et al. v. Iftikar, et al. (filed April
    2, 1996) and Belleza, et al. v. Iftikar, et al. (filed
    May 24, 1996) have been brought in the United States
    District Court for the Northern District of California and have been assigned to the Honorable Vaughn Walker
    (collectively, the "Federal Lawsuit"). Certain current and former officers and directors also have been named as defendants in the Federal Lawsuit. Plaintiffs have petitioned the Court to consolidate the foregoing complaints into one consolidated action. That request was denied and other procedural matters which arose during a July 18, 1996, case management conference, are under consideration. The plaintiffs in the Federal
    Lawsuit purport to represent a class of all persons who purchased the Company's Common Stock between October
    21,1994 and February 1, 1996. The Federal Lawsuit alleges that the defendants violated the federal securities laws through material misrepresentations and omissions. The third suit is a purported class action entitled Gary S. Kaufman v. SyQuest Technology Inc., et al. was filed on March 25, 1996, in the Superior Court of the State of California for the County of Alameda
    (the "Kaufman Lawsuit"). Certain current and former executive officers and directors of the Company are also named as defendants in the Kaufman Lawsuit. The plaintiffs in the Kaufman Lawsuit purport to represent a class of all persons who purchased the Company's
    Common Stock between May 2, 1995, and February 2, 1996.
     The Kaufman Lawsuit, which alleges that defendants violated various California laws through material misrepresentations and omissions, seeks unspecified damages. The fourth purported class action, entitled
    Ravens, et al. v. Iftikar, et al., was filed on October
    11, 1996, in the Superior Court of the State of California for the County of Alameda (the "Ravens










    Lawsuit"). The Ravens Lawsuit, which alleges that the Company and certain of its former officers and directors violated various California laws through material representations and omissions between October
    21, 1994, and February 2, 1996, and is purportedly brought on behalf of persons who purchased stock during that period, seeks unspecified damages. The Ravens
    Lawsuit has been consolidated with the Kaufman Lawsuit discussed above. Plaintiffs are preparing a consolidated complaint. The Company intends to defend the cases vigorously.

            On May 14, 1996, the Company was served with a shareholder's derivative action filed in Alameda
    County, California, Superior Court entitled John Nitti, et al. v. Syed Iftikar, et al. On July 22, 1996, plaintiffs filed an amended complaint. The action seeks to recover unspecified damages and punitive damages on behalf of the Company from current and former officers and directors of the Company for alleged breach of fiduciary duty, unjust enrichment and waste of corporate assets. The Company is a nominal defendant in the action. The complaint alleges that the officers and directors issued false and misleading information and sold shares of the Company's stock at artificially inflated prices. The allegations are essentially the same as those in the putative class actions. The Company intends to defend this case vigorously.

            While the Company intends to vigorously defend the lawsuits, there can be no assurance as to what financial effect the pending litigation may have on the Company. From time to time, the Company is involved in litigation that it considers to be in the normal course of its business. Other than set forth in this prospectus, the Company is not engaged in any legal proceedings as of the date hereof which the Company expects individually or in the aggregate to have a material adverse effect on the Company's financial condition or results of operations.

    USE OF PROCEEDS

            The proceeds from the sale of the shares of Common Stock offered hereby are solely for the account of the Selling Stockholders. Accordingly, the Company will receive none of the proceeds from the sale thereof. However, certain of the shares of Common
    Stock offered hereby are issuable in the future upon the exercise of the outstanding warrants, and the Company will receive the exercise prices payable upon any exercise of the warrants. There can be no assurance that all or any part of the warrants will be exercised.











    SELLING STOCKHOLDERS

            The Selling Stockholders are (i) certain persons who provided (or helped facilitate) equity financing to the Company or designees of such persons, and (ii) certain persons who provided (or are providing) certain services to the Company. The shares of Common Stock covered by this Prospectus are being registered so that the Selling Stockholders may offer the shares for resale from time to time. See "Plan of Distribution."
     Except as described below, none of the Selling Stockholders has had a material relationship with the Company within the past three years other than as a result of the ownership of the Common Stock and other securities of the Company.

            The following table sets forth the names of the Selling Stockholders, the number of shares of Common
    Stock owned beneficially by each of the Selling
    Stockholders as of October 27, 1997, and the number of shares which may be offered for resale pursuant to this Prospectus. For the purposes of calculating the number of shares of Common Stock beneficially owned by the Selling Stockholders holding Series 4 Preferred Stock, the number of shares of Common Stock calculated to be issuable in connection with the conversion of the Series 4 Preferred Stock is based on a conversion price that is derived from the closing market price of the Common Stock on the day that Series 4 Preferred Stock was issued, which price is $2.343. For the purposes of calculating the number of shares of Common Stock beneficially owned by the Selling Stockholders holding
    Series 5 Preferred Stock, the number of shares of Common Stock calculated to be issuable in connection with the conversion of the Series 5 Preferred Stock is based on a conversion price that is derived from the closing market price of the Common Stock on the first day that Series 5 Preferred Stock was issued to each holder of Series 5 Preferred Stock, which price ranged from $2.438 to $3.375, depending on the holder. The calculation of the total number of shares of Common
    Stock to be offered by the holders of such convertible
     securities, however, is an estimate based on a hypothetical conversion at the prices stated above with respect to the Series 4 Preferred Stock and the Series
    5 Preferred Stock, which prices are below or equal to the closing market price of the Common Stock as of October 27, 1997, which price is $3.375. The registration statement of which this Prospectus is a part includes in accordance with Rule 416 of the Securities Act, an indeterminate number of shares issuable upon conversion of the Series 4 Preferred
    Stock and the Series 5 Preferred Stock as a result of the floating rate conversion features thereof. If the price per share of the Common Stock falls below the cap amount for either Series 4 Preferred Stock or Series 5










    Preferred Stock, respectively (e.g., $2.343 for
    Series 4 Preferred Stock), the number of shares of Common Stock issuable on conversion of such preferred stock will increase from the amounts listed in the following table. The use of such hypothetical conversions prices is not intended, and should in no way be construed, to constitute a prediction as to the future market price of the Common Stock.

            The information included below is based upon information provided by the Selling Stockholders.
    Because the Selling Stockholders may offer all, some or none of their Common Stock, no definitive estimate as to the number of shares thereof that will be held by the Selling Stockholders after such offering can be provided and the following table has been prepared on the assumption that all shares of Common Stock offered under this Prospectus will be sold.

    Name        Shares of Common    Shares of       Shares of Common
                Beneficially owned  Common Stock    Beneficially
                Prior to Offering   being           owned After
                    (1)(2)          offered         Offering (2)

    Bain & Company       513,649     513,649           0
    , Inc/(4)

    CC Investments     8,550,861   5,550,861           0
    LDC/(5)

    Capital Ventures
    International/(5)  3,775,431    2,775,431          0

    RGC International
    Investors, LDC      7,329,936    5,550,861         0
    (5)(6)

    Nelson Partners      4,369,881    5,988,498         0
    (5)(7)

    Olympus Securities   6,927,512   7,319,276         0
    , Ltd.(5)(7)

    Multiple Import      1,481,481   4,981,481         0
    Export, Ltd.(5)

    Jayhawk Investments          0   3,736,429         0
    L.P. (8)

    Jayhawk Institutional        0  1,046,296         0
    Partners(8)

    The Silikahn Route           0    254,428         0
    (9)(10)

    Silicon Valley Bank          0    166,667         0










    (10)

    Greyrock Business Credit     0     333,333        0
    (10)

    Wharton Capital Partners  14,420  1,804,347       0
    (10)(11)

    Total                33,296,504  40,021,557       0


    (1) Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

    (2) As required by regulations of the Securities and Exchange Commission, the number of shares shown as beneficially owned includes shares which can be purchased within 60 days after October 27, 1997. The actual number of shares of Common Stock beneficially owned is subject to adjustment and could be materially less or more than the estimated amount indicated depending upon factors which cannot be predicted by the Company at this time, including, among others, the market price of the Common Stock prevailing at the actual date of conversion of Preferred Stock, and whether or to what extent dividends to the holders of certain Preferred Stock are paid in Common Stock.

    (3) Assumes the sale of all shares offered hereby, and in the case of Bain & Company, Inc, CC Investments,
    LDC, Capital Ventures International, RGC International
    Investors, LDC, Nelson Partners, Olympus Securities,
    Ltd., and Wharton Capital Partners, the sale of all such selling Stockholder's shares of Common Stock registered for resale by Registration Statement
    Nos. 333-17119 or 333-28225, as applicable.

    (4) The Selling Stockholder holds shares of Series 4 Preferred Stock of the Company, which are convertible into shares of Common Stock. Each share of Series 4 Preferred Stock may be converted into a number of shares of Common Stock at a conversion price which is the greater of the arithmetical average of the closing sale prices of the Common Stock for the five consecutive trading days preceding the conversion or 90% of the closing sale price the day before the conversion, but in any event not greater than $2.343. The holder of Series 4 Preferred Stock also holds a warrant to purchase shares of the Company's Common
    Stock at an exercise price equal to the greater of 130% of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the exercise notice and 130% of such closing sale price on the day immediately prior to the delivery of the exercise notice, but in any event not greater than $3.0469. The number of shares of Common Stock underlying the warrants issued to the holder of Series 4 Preferred
    Stock equals the purchase price for the Series 4
    Preferred Stock. For example, if a holder purchased $1 million of Series 4 Preferred Stock, it would receive a warrant to acquire 1 million shares of Common Stock.
    The warrants issued to the Selling Stockholder are not exercisable until the lapse of a period ending on the sixty-fifth day after such Selling Stockholder delivers a notice to the Company designating an aggregate number of warrant shares to be purchased. Once such notice is given and the 65-day period has passed, the Selling
    Stockholder may exercise its warrant up to the number of shares designated in the 65-day notice by providing further notice to the Company that such Selling
    Stockholder is exercising the warrant. The number of shares shown as being offered in the table is based on
    (i) shares issuable upon conversion, at a conversion price of $2.343 (which is the conversion price based on the price per share of the Common stock on the date of the Series 4 Preferred Shares were first issued) and
    (ii) the number of warrant shares the Selling
    Stockholder acquired as part of the purchase of Series
    4 Preferred Shares. The Selling Stockholder can convert Series 4 Preferred Stock into Common Stock only to the extent that the number of shares issued thereby, combined with the number of shares of Common Stock already held by such Selling Stockholder and its affiliates, would not exceed 4.9% of the then outstanding Common Stock, as determined in accordance with Section 13(d) of the Exchange Act. For a further description of the rights of the holder of Series 4
    Preferred Stock, see the Certificate of Designations,
    Preferences and Rights of 5% Cumulative Convertible
    Preferred Stock, Series 4 and form of warrant attached as Exhibit 4.27 to this Registration Statement.

    (5) Each of the listed Selling Stockholders holds shares of Series 5 Preferred Stock of the Company, which are convertible into shares of Common Stock.
    Each share of Series 5 Preferred Stock may be converted into a number of shares of Common Stock at a conversion price which is the greater of the arithmetical average of the closing sale prices of the Common Stock for the five consecutive trading days preceding the conversion or 90% of the closing sale price the day before the conversion, but in any event not greater than the price of the Common Stock on the date the Series 5 Preferred
    Shares were issued to the holder thereof. Except for certain of the warrants held by Olympus Securities Ltd.
    and Nelson Partners, the holders of Series 5 Preferred
    Stock also hold a warrant to purchase shares of the Company's Common Stock at an exercise price equal to the greater of 130% of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the exercise notice and 130% of such closing sale price on the day immediately prior to the delivery of the exercise notice, but in any event not greater than $3.0469. With regard to Olympus Securities Ltd. and
    Nelson Partners, they each acquired additional Series 5
    Preferred Shares and a corresponding warrant, which warrant exercise price is capped at $3.4375 per share.
     Olympus Securities Ltd. holds a warrant to acquire
    1,925,000 such shares and Nelson Partners holds a warrant to acquire 1,575,000 such shares. The number of shares of Common Stock underlying the warrants issued to the holders of Series 5 Preferred Stock equals 70% of the purchase price for the Series 5
    Preferred Stock. For example, if a holder purchased $1 million of Series 5 Preferred Stock, it would receive a warrant to acquire 700,000 shares of Common Stock. The warrants issued to the Selling Stockholder are not exercisable until the lapse of a period ending on the sixty-fifth day after such Selling Stockholder delivers a notice to the Company designating an aggregate number of warrant shares to be purchased. Once such notice is given and the 65-day period has passed, the Selling
    Stockholder may exercise its warrant up to the number of shares designated In the 65-day notice by providing further notice to the Company that such Selling
    Stockholder is exercising the warrant. The number of shares shown as being offered in the table is based on
    (i) shares issuable upon conversion, at a conversion price ranging from $2.438 to $3.375 depending on the price of the Common Stock on the date the Series 5
    Preferred Shares were issued to the holder thereof  and
    (ii) the number of warrant shares each Selling
    Stockholder (or its designee) acquired as part of the purchase of Series 5 Preferred Shares. Notwithstanding the foregoing, each listed Selling Stockholder can convert Series 5 Preferred Stock into Common Stock only to the extent that the number of shares issued thereby, combined with the number of shares of Common Stock already held by such Selling Stockholder and its affiliates, would not exceed 4.9% of the then outstanding Common Stock, as determined in accordance with Section 13(d) of the Exchange Act. For a further description of the rights of holders of Series 5
    Preferred Stock, see the Certificate of Designations,
    Preferences and Rights of  Convertible Preferred Stock,
    Series 5, and the related Securities Purchase Agreement
    (with exhibits) filed as an exhibit to the Company's
    Current Report on Form 8-K dated August 4, 1997 and dated October 4, 1997.

    (6)     The number of shares of Common Stock
    beneficially owned by RGC International Investors, LDC
    ("RGC") includes 27,248 shares of Common Stock










    underlying warrants issued to Rose Glen Funding, Inc.
    ("Rose Glen"), an affiliate of Rose Glen Capital
    Management, L.P. (the investment manager of RGC), from October 1996 through February 1997 as part of a financing separate from the Company's sale of Series 4
    Preferred Stock, which shares of Common Stock have been previously registered by the Company pursuant to Registration Statement No. 333-17119.

    (7) The number of shares of Common Stock beneficially owned by Nelson Partners ("Nelson") and Olympus
    Securities, Ltd. ("Olympus") includes 2,318,883 shares of Common Stock and 2,217,030 shares of Common Stock, respectively, underlying Series 4 Preferred Stock converted into Common Stock, related warrants and additional warrants issued to Nelson and Olympus, which securities were issued from October 1996 through May 1997, which shares of Common Stock have been previously registered by the Company pursuant to Registration Statement Nos. 333-17119 and 333-28225.
    Citadel Limited Partnership is the managing general partner of Nelson and the trading Manager of Olympus, and consequently, has voting control and investment discretion over securities held by both Nelson and Olympus. The ownership information for Nelson does not include the shares owned by Olympus and the ownership information for Olympus does not include the shares owned by Nelson.

    (8)  Jayhawk Investments, L.P. and Jayhawk
    Institutional Partners, L.P. purchased 1,086,420 and
    296,296 shares of the Company's Common Stock, respectively. Both Selling Stockholders each also hold a warrant to purchase shares of the Company's Common
    Stock at an exercise price equal to the greater of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the exercise notice and 90% of such closing sale price on the day immediately prior to the delivery of the exercise notice, but in any event not greater than $3.0469. The number of shares of Common Stock underlying the warrants issued to the Selling Stockholders equals the purchase price for the Common Stock acquired. For example, if a holder purchased $1 million of Common Stock, it would receive a warrant to acquire 1 million shares of Common
    Stock. The warrants issued to the Selling Stockholders are not exercisable until the lapse of a period ending on the sixty-fifth day after such Selling Stockholder delivers a notice to the Company designating an aggregate number of warrant shares to be purchased.
    Once such notice is given and the 65-day period has passed, the Selling Stockholder may exercise its warrant up to the number of shares designated in the 65-day notice by providing further notice to the Company that such Selling Stockholder is exercising the warrant. For a further description of the rights of such Selling Stockholders, see the Securities Purchase
    Agreement (with exhibits) filed as an exhibit to the Company's Current Report on Form 8-K dated August 4,
    1997.

    (9) The Listed Selling Stockholder has the right to acquire Common Stock pursuant to certain warrants to purchase shares of Common Stock. The Company granted such Stock Purchase Warrants as part of the Selling
    Stockholders' compensation for their providing certain consulting services for the Company. One of the warrants is exercisable into 132,923 shares of common stock at an exercise price of the greater of 130% of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the exercise notice and 130% of such closing sale price on the day immediately prior to the delivery of the exercise notice, but in any event not greater than $3.0469. The exercise price of the other warrants is the greater of 130% of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the exercise notice and 130% of such closing sale price on the day immediately prior to the delivery of the exercise notice, but in any event not greater than 130% of the closing sale price on the date the warrant is issued. A warrant to acquire 48,797 shares of Common Stock was issued as of August 15, 1997, a warrant to acquire 35,854 shares of Common Stock was issued as of September, 1997, and a warrant to acquire 35,854 shares of Common Stock was issued as of October 15, 1997. The warrants issued to the Selling Stockholder are not exercisable until the lapse of a period ending on the sixty-fifth day after such Selling Stockholder delivers a notice to the Company designating an aggregate number of warrant shares to be purchased. Once such notice is given and the 65-day period has passed, the Selling Stockholder may exercise its warrants up to the number of shares designated in the 65-day notice by providing further notice to the Company that such Selling Stockholder is exercising the warrant. A copy of each warrant is filed with this Registration Statement as Exhibit 4.30.

    (10) Each Listed Selling Stockholder has the right to acquire Common Stock pursuant to certain warrants to purchase shares of Common Stock. The Company granted such Stock Purchase Warrants as part of the Selling Stockholders' compensation for either their providing certain consulting services or their facilitation of certain financings for the Company. The exercise price for warrants is the greater of 130% of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the exercise notice and 130% of such closing sale price on the day immediately prior to the delivery of the exercise notice, but in any event not greater than $3.0469. The warrants issued to the Selling Stockholder are not exercisable until the lapse of a period ending on the sixty-fifth day after such Selling Stockholder delivers a notice to the Company designating an aggregate number of warrant shares to be purchased. Once such notice is given and the 65-day period has passed, the Selling Stockholder may exercise its warrants up to the number of shares designated in the 65-day notice by providing further notice to the Company that such Selling Stockholder is exercising the warrant.


    (11) In connection with facilitating prior financings, the Company previously committed to issue a warrant to such Selling Stockholder to acquire 500,000 shares of Common Stock at an exercise price of $7.15 per share.
    In addition, the Company also issued warrants to acquire a total of 250,000 shares of Common Stock to such Selling Stockholder and to State Capital market
    Group Ltd. at either $7.15 or $10.875 per share, which warrants were registered pursuant to Registration
    Statement No. 333-28225.  The warrants to acquire said
    750,000 shares of Common Stock have been cancelled, and in exchange the Selling Stockholder has received a warrant to acquire 500,000 shares of Common Stock on the terms and conditions described in footnote (10), above.

    PLAN OF DISTRIBUTION

            The Company is registering the shares of Common
    Stock offered by the Selling Stockholders hereunder pursuant to contractual registration rights.

            The shares of Common Stock offered hereunder may be sold from time to time by the Selling Stockholders, or by pledgees, donees, transferees or other successors in interest. Such sales may be made on the Nasdaq National Market or on any exchange which the common stock is listed for trading or in the over-the-counter market or otherwise at prices and on terms then prevailing or related to the then current market price, or in negotiated transactions. The shares of Common Stock may be sold to or through one or more broker-dealers, acting as agent or principal in underwritten offerings, block trades, agency placements, exchange distributions, brokerage transactions or otherwise, or in any combination of transactions. The shares of Common Stock offered hereunder may be used to settle sales of Common Stock effected on or after the date Preferred Stock is converted into Common Stock.











            In connection with any transaction involving the Common Stock, broker-dealers or others may receive from the Selling Stockholders, and may in turn pay to other broker-dealers or others, compensation in the form of commissions, discounts or concessions in amounts to be negotiated at the time. Broker-dealers and any other persons participating in a distribution of the Common Stock may be deemed to be "underwriters" within the meaning of the Act in connection with such distribution, and any such commissions, discounts or concessions may be deemed to be underwriting discounts or commissions under the Act.

            Any or all of the sales or other transactions involving the Common Stock described above, whether effected by the Selling Stockholders, any broker dealer or others, may be made pursuant to this Prospectus. In addition, any shares of Common Stock that qualify for sale pursuant to Rule 144 under the Act may be sold under Rule 144 rather than pursuant to this Prospectus.

            To comply with the securities laws of certain states, if applicable, the Common Stock may be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, shares of Common
    Stock may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with under applicable state securities laws.

            The Company and the Selling Stockholders have agreed, and hereafter may further agree, to indemnify each other and certain persons, including broker-dealers or others, against certain liabilities in connection with any offering of the Common Stock, including liabilities arising under the Act.

    LEGAL MATTERS

            Certain legal matters will be passed upon for the Company by Shartsis, Friese & Ginsburg LLP, San
    Francisco, California.

    EXPERTS

            The consolidated financial statements of SyQuest Technology, Inc. appearing in the SyQuest Technology, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 1996, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.











            NO DEALER, SALESPERSON OR
    OTHER INDIVIDUAL HAS BEEN AUTHORIZED
    TO GIVE ANY INFORMATION OR TO MAKE
    ANY REPRESENTATIONS NOT CONTAINED IN
    THIS PROSPECTUS IN CONNECTION WITH
    THE OFFERING COVERED BY THIS
    PROSPECTUS.  IF GIVEN OR MADE, SUCH
    INFORMATION OR REPRESENTATIONS MUST            40,021,557 SHARES
    NOT BE RELIED UPON AS HAVING BEEN              SYQUEST TECHNOLOGY, INC.
    AUTHORIZED BY THE COMPANY.  THIS               COMMON STOCK
    PROSPECTUS DOES NOT CONSTITUTE AN              PROSPECTUS
    OFFER TO SELL OR A SOLICITATION OF AN
    OFFER TO BUY, THE COMMON STOCK IN ANY
    JURISDICTION WHERE, OR TO ANY PERSON
    TO WHOM, IT IS UNLAWFUL TO MAKE SUCH
    OFFER OR SOLICITATION.  NEITHER THE
    DELIVERY OF THIS PROSPECTUS NOR ANY
    SALE HEREUNDER SHALL UNDER ANY
    CIRCUMSTANCES, CREATE ANY IMPLICATION
    THAT THERE HAS NOT BEEN ANY CHANGE IN
    THE FACTS SET FORTH IN THIS PROSPECTUS
    OR IN THE AFFAIRS OF THE COMPANY SINCE
    THE DATE HEREOF.


    TABLE OF CONTENTS


    AVAILABLE INFORMATION................3

    INCORPORATION OF CERTAIN
    DOCUMENTS BY REFERENCE...............3

    THE COMPANY..........................4

    RISK FACTORS.........................5

    USE OF PROCEEDS.....................20

    SELLING STOCKHOLDERS................21

    PLAN OF DISTRIBUTION................26

    LEGAL MATTERS.......................27

    EXPERTS.............................27


                               PART II

            INFORMATION NOT REQUIRED IN PROSPECTUS


    ITEM 14.        OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

                    The following table sets forth all expenses, other










    than the underwriting discounts and commission, payable by the Company in connection with the sale of the Common Stock being registered. All the amounts shown are estimates except for the registration fee.

            Registration fee                            $49,627.00
            Blue sky qualification fees and expenses         -

            Printing                                      1,000.00

            Legal fees and expenses                      25,000.00
            Accounting fees and expenses                  3,000.00
            Miscellaneous                                 1,000.00
                                                       -----------
            Total                                        79,627.00
                                                       ===========

    ITEM 15.  INDEMNIFICATION OF OFFICERS AND
    DIRECTORS.

            The Company has the power, pursuant to Section
    102(7) of the Delaware General Corporation Law, to limit the liability of directors of the Company for certain breaches of fiduciary duty and, pursuant to
    Section 145 of the Delaware General Corporation Law, to indemnify its officers and directors and other persons for certain acts.

            The Company's Restated Certificate of
    Incorporation includes the following provisions:

            The personal liability of the directors of the corporation for monetary damages for breach of fiduciary duty as a director shall be eliminated to the fullest extent permissible under Delaware law as the same exists or as may hereafter be amended. Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

            The corporation is authorized to provide indemnification of officers, directors, employees or agents of the corporation for breach of duty to the corporation and its stockholders through By-law provisions or through agreements with such officers, directors, employees or agents, or both, in excess of the indemnification otherwise permitted by Section 145 of the Delaware General Corporation Law, subject to the limits on such excess indemnification set forth in
    Section 102(b)(7) of the Delaware General Corporation
    Law.











            Pursuant to Section 145 of the Delaware General
    Corporation Law, a corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses incurred by them in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of a corporation and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful.

            The Company believes that these provisions are necessary to attract and retain qualified persons as directors and officers. These provisions do not eliminate liability for breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director derived an improper personal benefit or for any willful or negligent payment of any unlawful dividend or any unlawful stock purchase agreement or redemption.

            Section 145 of the Delaware General Corporation
    Law authorizes a court to award, or a corporation's board of directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

            Article VI of the Company's Bylaws provides that the Company, by action of the Board of Directors, shall, to the fullest extent permitted by the General Corporation Law of Delaware, indemnify any and all persons who it shall have power to indemnify against any and all of the expenses, liabilities or other matters.

            The Company has entered into indemnification agreements with each of its directors and executive officers which provide for mandatory indemnification and advancement of legal expenses so long as the individual is entitled to indemnification as determined in the manner provided in the agreement. The burden is on the Company to establish the individual is not so entitled.

            The Company has purchased and maintains an insurance policy covering the officers and directors of the Company with respect to certain liabilities arising under the Act or otherwise. Under the terms of their registration rights agreements, certain of the Selling










    Stockholders may be obligated to indemnify the Company and its directors and officers under certain circumstances for liabilities under the Act.


    ITEM 16.  EXHIBITS.

    (a)     Exhibits.

    EXHIBIT
    NUMBER                  DESCRIPTION OF DOCUMENT

    3.1     Restated Certificate of Incorporation of the
    Company. Incorporated by reference to Exhibit 3.1 of the Company's Annual Report on Form 10-K/A for the fiscal period ended September 30, 1996.

    3.2     Amendment to Restated Certificate of
    Incorporation of the Company. Incorporated by reference to Exhibit 3.2 of the Company's Registration
    Statement on Form S-3 filed December 2, 1996 (File No.
    333-17119), as amended.

    4.1     Corrected Certificate of Designations,
    Preferences and Rights of 7% Cumulative Convertible
    Preferred Stock, Series 1. Incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form
    8-K dated June 14, 1996 (the "June 14, 1996, Form
    8-K").

    4.2     Securities Purchase Agreement, dated as of May
    31, 1996, by and among the Company and holders of 7%
    Cumulative Convertible Preferred Stock, Series 1.
    Incorporated by reference to Exhibit 10.1 to the June
    14, 1996, Form 8-K.

    4.3     Registration Rights Agreement dated as of May
    31, 1996, by and among the Company and holders of 7%
    Cumulative Convertible Preferred Stock, Series 1.
    Incorporated by reference to Exhibit 10.2 to the June
    14, 1996, Form 8-K.

    4.4     6% Convertible Subordinated Debenture dated July
    15, 1996. Incorporated by reference to Exhibit 10.3 to the Company's Form S-3 Registration Statement No.
    333-7369 ("Registration 333-7369").

    4.5 Registration Agreement dated July 15, 1996, among the Company and WISRS (Malaysia) SDN.BHD.
    Incorporated by reference to Exhibit 10.4 to Registration 333-7369

    4.6     Certificate of Designations, Preferences and
    Rights of Convertible Preferred Stock, Series 1, as amended and agreed to be amended. Incorporated by Reference to Exhibit 3.1 to the Company's Current










    Report on Form 8-K/A dated October 31, 1996 (the
    "October 31, 1996, Form 8-K/A").

    4.7     Certificate of Designations, Preferences and
    Rights of 5% Cumulative Preferred Stock, Series 2.
    Incorporated by reference to Exhibit 3.2 to the October
    31, 1996, Form 8-K/A.

    4.8     Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and the buyers of the Convertible Preferred Stock, Series 1 including the following exhibits: Form of Warrant, Form of Registration Rights Agreement, Form of Escrow Agreement and certain Schedules to the representations.
    Incorporated by reference to Exhibit 10.1 to the October 31, 1996, Form 8-K/A.

    4.9     Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow Agreement, Form of Warrant, Form of Registration Rights Agreement and certain Schedules to the representations. Incorporated by reference to Exhibit 10.2 to the October 31, 1996, Form 8-K/A.

    4.10    Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow Agreement, Form of Warrant, Form of Registration Rights Agreement and certain Schedules to the representations. Incorporated by reference to Exhibit 10.3 to the October 31, 1996, Form 8-K/A.

    4.11    Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow Agreement, Form of Warrant, Form of Registration Rights Agreement and certain Schedules to the representations. Incorporated by reference to Exhibit 10.4 to the October 31, 1996, Form 8-K/A.

    4.12    Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow Agreement, Form of Warrant, Form of Registration Rights Agreement and certain Schedules to the representations. Incorporated by reference to Exhibit 10.5 to the October 31, 1996, Form 8-K/A.

    4.13    Securities Purchase Agreement dated as of
    September 27, 1996, between the Company and Atmel
    Corporation, including the exhibit Form of Registration










    Rights Agreement.  Incorporated by reference to Exhibit
    10.6 to the October 31, 1996, Form 8-K/A.

    4.14    Securities Purchase Agreement dated as of
    October 18, 1996, between the Company and Petronic
    International, Inc., including the exhibit Form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.7 to the October 31, 1996, Form
    8-K/A.

    4.15    Securities Purchase Agreement dated as of
    October 24, 1996, between the Company and SAE Magnetics
    (HK) Ltd., including the exhibit Form of Registration
    Rights Agreement.  Incorporated by reference to Exhibit
    10.8 to the October 31, 1996, Form 8-K/A.

    4.16    Securities Purchase Agreement dated as of
    October 25, 1996, between the Company and Freight
    Solutions International, including the exhibit Form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.9 to the October 31, 1996, Form
    8-K/A.

    4.17 Subscription Agreement dated March 31, 1997, between the Company and Fletcher International Limited, including as Annex B thereto the form of Warrant
    Certificate issued pursuant thereto. Incorporated by reference to Exhibit 10.1 to the Company's Current
    Report on Form 8-K dated February 28, 1997 (the
    "February 28, 1997, Form 8-K").

    4.18    Securities Purchase Agreement dated as of
    February 28, 1997, between the Company and A-Com
    Enterprises Company, Ltd., including the exhibit form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.2 to the February 28, 1997,
    Form 8-K.

    4.19    Securities Purchase Agreement dated as of March
    19, 1997, between the Company and Seksun Precision
    Engineering Limited, including the exhibit form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.3 to the February 28, 1997,
    Form 8-K.

    4.20    Securities Purchase Agreement dated as of March
    26, 1997, between the Company and Tongkah SDN.BHD., including the exhibit form of Registration Rights
    Agreement. Incorporated by reference to Exhibit 10.4 to the February 28, 1997, Form 8-K.

    4.21    Securities Purchase Agreement dated as of March
    26, 1997, between the Company and Silicon Systems,
    Inc., including the exhibit form of Registration Rights
    Agreement. Incorporated by reference to Exhibit 10.5 to the February 28, 1997, Form 8-K.











    4.22    Securities Purchase Agreement dated as of April
    15, 1997, between the Company and Jardine Matheson &
    Company, Ltd., including the exhibit form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.1 to the Company's Current
    Report on Form 8-K dated April 15, 1997 (the "April 15,
    1997, Form 8-K").

    4.23 Securities Purchase Agreement dated May 1, 1997, between the Company and New Enterprises Associates VII L.P., including as Annex A thereto the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series 4, as Annex B thereto the form of Warrant Certificate issued pursuant thereto, as Annex C thereto the form of Delivery
    Letter, and as Annex D thereto the corrections to be made to the Certificate of Designations. Incorporated by reference to the April 15, 1997, Form 8-K.

    4.24    Securities Purchase Agreement dated August 4,
    1997, between the Company and Jayhawk Investments,
    L.P., including as Exhibit A thereto the form of Warrant Certificate issued pursuant thereto.
    Incorporated by reference to the August 4, 1997, Form
    8-K.

    4.25 Securities Purchase Agreement dated September 3, 1997, between the Company and Olympus Securities, Inc., including as Exhibit A thereto the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series 5, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Delivery Letter, and as Exhibit D thereto the form of conversion notice. Incorporated by reference to the August 4, 1997, Form 8-K.

    4.26    Securities Purchase Agreement dated October 3,
    1997, between the Company and Olympus Securities, Inc., including as Exhibit A thereto the Certificate of Designations, Preferences and Rights of 5% Cumulative
    Convertible Preferred Stock, Series 5, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Delivery
    Letter, and as Exhibit D thereto the form of conversion notice. Incorporated by reference to the August 4, 1997, Form 8-K.

    4.27 Securities Purchase Agreement dated October 13,
    1997, between the Company and Bain & Company, Inc., including as Annex A thereto the Certificate of Designations, Preferences and Rights of 5% Cumulative
    Convertible Preferred Stock, Series 4, and as Annex B thereto the form of Warrant Certificate issued pursuant thereto. Reference is made to Exhibit 4.27.











    4.28 Warrant Certificates dated as of June 27, 1997, issued to Slicon Valley Bank. Incorporated by reference to the June 27, 1997, Form 8-K.


    4.29 Warrant Certificates dated as of June 27, 1997, issued to Greyrock Business Credit. Incorporated by reference to the June 27, 1997, Form 8-K.


    4.30 Warrant Certificates dated as of July 23, 1997,
    August 15, 1997, September 15, 1997, and October 15,
    1997, issued to The Silakhan Route. Incorporated by reference to the June 27, 1997, Form 8-K.

    4.31    Warrant Certificate dated as of November 10,
    1997, issued to Wharton Capital Partners. Incorporated by reference to the June 27, 1997, Form 8-K.

    5.1 Opinion of Shartsis, Friese & Ginsburg LLP (to be filed in a subsequent amendment).

    23.1 Consent of Ernst & Young LLP, independent auditors (to be filed in a subsequent amendment).

    23.2    Consent of Shartsis, Friese & Ginsburg LLP.
    Reference is made to Exhibit 5.1.

    24.1 Power of Attorney of certain officers and directors (included in Part II of the Registration
    Statement - previously filed).

    ITEM 17.  UNDERTAKINGS.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended
    (the "Act"), may be permitted to directors, officers, and controlling persons of the Company pursuant to provisions described in Item 15, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
    (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            The undersigned Company hereby undertakes:

                    (1)     To file, during any period in which
    offers or sales are being made, a post-effective amendment to this registration statement:

                            To include any prospectus required
    by Section 10(a)(3) of the Act;

                            To reflect in the prospectus any
    facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                            To include any material information
    with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                            Provided, however, that paragraphs
    (1)(i) and (1)(ii) do not apply if the information required to be included in a post effective amendment by these paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section
    1 5(d) of the Securities Exchange Act of 1934 (the
    "Exchange Act") that are incorporated by reference in this Registration Statement.
                    (2)     That, for the purpose of determining
    any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    (3)     To remove from registration by means
    of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                    (4)     That, for purposes of determining
    any liability under the Act, each filing of the Company's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be the new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.











    SIGNATURES

                            Pursuant to the requirements of the
    Securities Act, the Company certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on the 2nd day of October, 1997.

    SYQUEST TECHNOLOGY, INC.

    By: /s/ Bob L. Corey
    Bob L. Corey,
    Executive Vice President, Finance
    and Chief Financial Officer

            Pursuant to the requirements of the Securities
    Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                       TITLE                           DATE


    /s/ Edwin L. Harper   President, Chief Executive      November 13, 1997
    Edwin L. Harper       Officer and Director
                          (Principal Executive Officer)

    /s/ Bob L. Corey      Executive Vice President,       November 13, 1997
    Bob L. Corey          Finance and Chief Financial
                          Officer
                          (Principal Financial and
                           Accounting Officer)

    /s/ Edward L. Marinaro  Chairman of the Board and       November 13, 1997
    Edward L. Marinaro     Director

    /s/ C. Richard Kramlich  Director                        November 13, 1997
    C. Richard Kramlich

    /s/ S. Joseph Baia      Director                        November 13, 1997
    S. Joseph Baia


    INDEX TO EXHIBITS

    Exhibit
                    Sequential
    Number          Description of Document
            Page No.

    3.1     Restated Certificate of Incorporation of the
    Company.  Incorporated by reference to Exhibit










    3.1 to the Company's Annual Report on Form 10-K for the fiscal period ended September 30, 1995.

    3.2     Amendment to Restated Certificate of
    Incorporation of the Company. Incorporated by reference to Exhibit 3.2 of the Company's
    Registration Statement on Form S-3 filed
    December 2, 1996 (File No. 333-17119), as
    amended.

    4.1     Corrected Certificate of Designations,
    Preferences and right of 7% Cumulative
    Convertible Preferred Stock, Series 1.
    Incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K dated June
    14, 1996 (the "June 14, 1996, Form 8-K").

    4.2     Securities Purchase Agreement, dated as of May
    31, 1996, by and among the Company and holders of 7% Cumulative Convertible Preferred Stock,
    Series 1.  Incorporated by reference to Exhibit
    10.1 to the June 14, 1996, Form 8-K.

    4.3     Registration Rights Agreement dated as of May
    31, 1996, by and among the Company and holders of 7% Cumulative Convertible Preferred Stock,
    Series 1.  Incorporated by reference to Exhibit
    10.2 to the June 14, 1996, Form 8-K.

    4.4     6% Convertible Subordinated Debenture dated July
    15, 1996.  Incorporated by reference to Exhibit
    10.3 to the Company's Form S-3 Registration
    Statement No. 333-7369 ("Registration
    333-7369").

    4.5 Registration Agreement dated July 15, 1996, among the Company and WISRS (Malaysia) SDN.BHD.
     Incorporated by reference to Exhibit 10.4 to Registration 333-7369.

    4.6     Certificate of Designations, Preferences and
    Rights of Convertible Preferred Stock, Series 1, as amended and agreed to be amended.
    Incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K/A dated
    October 31, 1996 (the October 31, 1996, Form
    8-K/A").

    4.7     Certificate of Designations, Preferences and
    Rights of 5% Cumulative Preferred Stock, Series
    2. Incorporated by reference to Exhibit 3.2 to the October 31, 1996, Form 8-K/A.

    4.8     Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and the buyers of the Convertible Preferred Stock,










    Series 1.  Including the following exhibits:
    Form of Warrant, Form of Registration Rights
    Agreement, Form of Escrow Agreement and certain
    Schedules to the representations. Incorporated by reference to Exhibit 10.1 to the October 31, 1996, Form 8-K/A.

    4.9     Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow
    Agreement, Form of Warrant, Form of Registration
    Rights Agreement and certain Schedules to the representations. Incorporated by reference to
    Exhibit 10.2 to the October 31, 1996, Form
    8-K/A.

    4.10    Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow
    Agreement, Form of Warrant, Form of Registration
    Rights Agreement and certain Schedules to the representations. Incorporated by reference to
    Exhibit 10.3 to the October 31, 1996, Form
    8-K/A.

    4.11    Securities Purchase Agreement dated as of
    October 8, 1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow
    Agreement, Form of Warrant, Form of Registration
    Rights Agreement and certain Schedules to the representations. Incorporated by reference to
    Exhibit 10.4 to the October 31, 1996, Form
    8-K/A.

    4.12    Securities Purchase Agreement dated as of
    October 8,1996, among the Company and certain buyers of the Series 2 Preferred Stock, including the following exhibits: Form of Escrow
    Agreement, Form of Warrant, Form of Registration
    Rights Agreement and certain Schedules to the representations. Incorporated by reference to
    Exhibit 10.5 to the October 31,1996, Form 8-K/A.

    4.13    Securities Purchase Agreement dated as of
    September 27, 1996, between the Company and
    Atmel Corporation, including the exhibit Form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.6 to the October 31, 1996, Form 8-K/A.

    4.14    Securities Purchase Agreement dated as of
    October 18, 1996, between the Company and
    Petronic International, Inc., including the










    exhibit Form of Registration Rights Agreement.
    Incorporated by reference to Exhibit 10.7 to the October 31, 1996, Form 8-K/A.

    4.15    Securities Purchase Agreement dated as of
    October 24, 1996, between the Company and SAE
    Magnetics (HK) Ltd., including the exhibit Form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.8 to the October 31, 1996, Form 8-K/A.

    4.16    Securities Purchase Agreement dated as of
    October 25, 1996, between the Company and
    Freight Solutions International, including the exhibit Form of Registration Rights Agreement.
    Incorporated by reference to Exhibit 10.9 to the October 31, 1996, Form 8-K/A.

    4.17 Subscription Agreement dated March 31, 1997, between the Company and Fletcher International
    Limited, including as Annex B thereto the form of Warrant Certificate issued pursuant thereto.
     Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated
    February 28, 1997 (the "February 28, 1997, Form
    8-K").

    4.18    Securities Purchase Agreement dated as of
    February 28, 1997, between the Company and
    A-Corn Enterprises Company, Ltd., including the exhibit form of Registration Rights Agreement.
    Incorporated by reference to Exhibit 10.2 to the February 28, 1997, Form 8-K.

    4.19    Securities Purchase Agreement dated as of March
    19, 1997, between the Company and Seksun
    Precision Engineering Limited, including the exhibit form of Registration Rights Agreement.
    Incorporated by reference to Exhibit 10.3 to the February 28, 1997, Form 8-K.

    4.20    Securities Purchase Agreement dated as of March
    26, 1997, between the Company and Tongkah
    SDN.BHD., including the exhibit form of
    Registration Rights Agreement. Incorporated by reference to Exhibit 10.4 to the February 28, 1997, Form 8-K.

    4.21    Securities Purchase Agreement dated as of March
    26, 1997, between the Company and Silicon
    Systems, Inc., including the exhibit form of Registration Rights Agreement. Incorporated by reference to Exhibit 10.5 to the February 28, 1997, Form 8-K.

    4.22    Securities Purchase Agreement dated as of April










    15, 1997, between the Company and Jardine
    Matheson & Company, Ltd., including the exhibit form of Registration Rights Agreement.
    Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated April
    15, 1997 (the "April 15, 1997, Form 8-K").

    4.23 Securities Purchase Agreement dated May 1, 1997, between the Company and New Enterprises
    Associates VII L.P., including as Annex A thereto the Certificate of Designations,
    Preferences and Rights of 5% Cumulative
    Convertible Preferred Stock, Series 4, as Annex
    B thereto the form of Warrant Certificate issued pursuant thereto, as Annex C thereto the form of Delivery Letter, and as Annex D thereto the corrections to be made to the Certificate of Designations. Incorporated by reference to the April 15, 1997, Form 8-K.

    4.24    Securities Purchase Agreement dated August 4,
    1997, between the Company and Jayhawk
    Investments, L.P., including as Exhibit A thereto the form of Warrant Certificate issued pursuant thereto. Incorporated by reference to the August 4, 1997, Form 8-K.

    4.25    Securities Purchase Agreement dated September 3,
    1997, between the Company and Olympus
    Securities, Inc., including as Exhibit A thereto the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred
    Stock, Series 5, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Delivery
    Letter, and as Exhibit D thereto the form of conversion notice. Incorporated by reference to the August 4, 1997, Form 8-K.

    4.26    Securities Purchase Agreement dated October 3,
    1997, between the Company and Olympus
    Securities, Inc., including as Exhibit A thereto the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred
    Stock, Series 5, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Delivery
    Letter, and as Exhibit D thereto the form of conversion notice. Incorporated by reference to the August 4, 1997, Form 8-K.

    4.27    Securities Purchase Agreement dated October 13,
    1997, between the Company and Bain & Company,
    Inc., including as Annex A thereto the
    Certificate of Designations, Preferences and
    Rights of 5% Cumulative Convertible Preferred










    Stock, Series 4, and as Annex B thereto the form of Warrant Certificate issued pursuant thereto.


    4.28 Warrant Certificates dated as of June 27, 1997, issued to Slicon Valley Bank. Incorporated by reference to the June 27, 1997, Form 8-K.

    4.29 Warrant Certificates dated as of June 27, 1997, issued to Greyrock Business Credit. Incorporated by reference to the June 27, 1997, Form 8-K.

    4.30    Warrant Certificates dated as of July 23, 1997,
    August 15, 1997, September 15, 1997, and October
    15, 1997, issued to The Silakhan Route. Incorporated by reference to the June 27, 1997, Form 8-K.

    4.31    Warrant Certificate dated as of November 10,
    1997, issued to Wharton Capital Partners. Incorporated reference to the June 27, 1997, Form 8-K.

    5.1 Opinion of Shartsis, Friese & Ginsburg LLP (to be filed in a subsequent amendment).

    23.1 Consent of Ernst & Young LLP, independent auditors (to be filed in a subsequent amendment).

    23.2    Consent of Shartsis, Friese & Ginsburg LLP.
    Reference is made to Exhibit 5.1.

    24.1 Power of Attorney of certain officers and directors (included in Part II of the Registration Statement).

    Exhibit 4.27

            SECURITIES PURCHASE AGREEMENT


                    This Securities Purchase Agreement (the
    "Agreement") dated October 13, 1997, is entered into by and between SyQuest Technology, Inc., a Delaware corporation (together with its successors, "SyQuest"), and Bain & Company, Inc., a Massachusetts corporation
    ("Bain").
            Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation D (as now if effect or as hereafter amended, "Regulation D") under the Securities Act of 1933, as amended (the "Securities
    Act").

                    The parties hereto agree as follows:

                    1.  Purchase and Sale.  In consideration










    of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

    a.      5% Convertible Preferred
    Stock. SyQuest agrees to issue and sell to Bain, and Bain agrees to purchase from SyQuest, on the Closing Date specified in Section 2 hereof, 3,600 shares of SyQuest's 5% Cumulative
    Convertible Preferred Stock, Series 4, stated value $100 per share (the "Preferred Shares"), having the terms and conditions set forth in the Certificate of Designation which is attached hereto as Annex A at a purchase price per share equal to one hundred dollars ($100), for an aggregate purchase price of $360,000. Payment for the Preferred Shares shall be made by offsetting fees Bain would otherwise be due for consulting services provided to SyQuest for the period April 16, 1997, through October 15, 1997, as follows:

                                           Amount Of Fees
         Date Services                    To Offset Against
         To Be Provided                   Purchase Price


    April 16, 1997 - May 15, 1997             $80,000
    May 16, 1997 - June 15, 1997              $80,000
    June 16, 1997 - July 15, 1997             $80,000
    July 16, 1997 - August 15, 1997           $40,000
    August 16, 1997 - September 15, 1997      $40,000
    September 16, 1997 - October 15, 1997     $40,000


            If the consulting arrangement between SyQuest and Bain is terminated prior to October 15, 1997, then the amount of Preferred Shares purchased shall be prorated (on a daily basis) based on the amount of the offset accrued as of the date the consulting arrangement is terminated.

    b.      Warrant.  In consideration of
    the purchase of the Preferred Shares by Bain, SyQuest will issue to Bain on the Closing Date specified in Section 2 hereof, a warrant or warrants having the terms set forth in the warrant certificate attached hereto as Annex B
    (the "Warrant") to purchase one share (subject to adjustment) of SyQuest's Common Stock, par value $.0001 per share (the "Common Stock") for every dollar of offset applied to the purchase of the Preferred Shares. The shares of Common
    Stock issuable pursuant to the Warrant are referred to herein as the "Warrant Shares."











    c.      Converted Stock.  The term
    "Converted Stock" shall apply to any Common
    Stock issued or to be issued to Bain upon conversion of the Preferred Shares pursuant to the terms of this Agreement and the Certificate of Designation or upon the exercises of the Warrant.

     2.      Closing Date.   Upon satisfaction
    or, if applicable, waiver of the conditions set forth in Sections 7 and 8 hereof, the delivery of the Preferred Shares referred to in Section 1(a) and the Warrant referred to in Section 1(b) (the "Closing") shall take place on October 16, 1997, or at such other date and time as Bain and SyQuest may agree (such date and time being referred to herein as the "Closing
    Date").

    At the Closing, the following deliveries shall be made:

                 a.      Preferred Shares.  SyQuest
    shall deliver the certificate representing the Preferred Shares, duly registered on the books of SyQuest in the name of Bain, against payment by Bain of the purchase price through offset as specified in Section 1(a) hereof.

                  b.      Warrant.  SyQuest shall
    deliver the certificate representing the Warrant to Bain. Such certificate shall be substantially in the form attached hereto as Annex B.

                   c.      Closing Documents.  The
    closing documents required by Sections 7 and 8 shall be delivered to Bain and SyQuest, respectively.

                    The foregoing deliveries shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

    3.  Representations and Warranties of
    SyQuest. Except as disclosed in any report, form, schedule, statement or other document (collectively, "SEC Filings") filed by the Company prior to the date of this Agreement with the SEC under the 1933 Act or the Securities Exchange Act of 1934, as amended (the
    "1934 Act"), or as disclosed in the Schedule of Exceptions attached hereto SyQuest hereby represents and warrants to Bain on the date hereof and on the Closing Date, on the date any Preferred Share is converted (each a "Conversion Date") and on each










    Exercise Date (as defined in the Warrant Certificate) as follows:

    a.      SyQuest has been duly
    incorporated and is validly existing in good standing under the laws of Delaware, or, after the Closing Date if another entity has succeeded
    SyQuest in accordance with the terms hereof, under the laws of one of the United States.

    b.      The execution, delivery and
    performance of this Agreement (including the issuance of the Preferred Shares and Converted
    Stock) and the Warrant Certificate by SyQuest have been duly authorized by all requisite corporate action and no further consent or authorization of SyQuest, its Board of Directors or its stockholders is required. This Agreement and the Warrant Certificate have been duly executed and delivered by SyQuest and, when duly authorized, executed and delivered by Bain, will be valid and binding agreements enforceable against SyQuest in accordance with their terms, subject to bankruptcy, insolvency, reorgani-zation, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

    c.      SyQuest has full corporate
    power and authority necessary to execute and deliver this Agreement and the Warrant
    Certificate and to perform its obligations hereunder (including the issuance of the Preferred Shares and Converted Stock) and thereunder.

    d.      No consent, approval,
    authorization or order of any court, governmen-tal agency or other body is required for execu-tion and delivery by SyQuest of this Agreement and the Warrant Certificate or the performance by SyQuest of any of its obligations hereunder
    (including the issuance of the Preferred Shares and Converted Stock) or thereunder, other than, with respect to any Exercise Date, any consent, approval, authorization or order which is received on or prior to such date.

    e.      Neither the execution and
    delivery by SyQuest of this Agreement and the Warrant Certificate nor the performance by SyQuest of any of its obligations hereunder or thereunder:

                         (1)  violates, conflicts with,










    results in a breach of, or constitutes a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Certificate of Incorporation or by-laws of SyQuest or any of its subsidiaries or any Certificate of Designation relating to any securities of SyQuest or any of its subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination of which SyQuest is aware (after due inquiry) of any court, governmental agency or body, or arbitrator having jurisdiction over
    SyQuest or any of its subsidiaries or any of their respective properties or assets,
    (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which SyQuest or any of its subsidiaries is a party, by which SyQuest or any of its subsidiaries is bound, or to which any of the properties or assets of SyQuest or any of its subsidiaries is subject, (D) the terms of any "lock-up" or similar pro-vision of any underwriting or similar agreement to which SyQuest or any of its subsidiaries is a party or (E) any rules of the National Association of Securities
    Dealers, Inc. applicable to SyQuest or the transactions contemplated hereby; or

                     (2)  results in the creation
    or imposition of any lien, charge or
    encumbrance upon (A) any Preferred Share, the Warrant or any Converted Stock or (B) any of the properties or assets of SyQuest or any of its subsidiaries.

    f.      SyQuest has validly reserved
    400,000 Preferred Shares for issuance pursuant to the terms hereof. SyQuest has recommended at its 1997 Annual Meeting of stockholders an amendment to SyQuest's Certificate of
    Incorporation (the "Amendment") that would increase the number of shares of Common Stock authorized for issuance to 120,000,000, and if the Amendment is approved SyQuest intends to reserve for issuance to Bain the maximum number of shares of Common Stock that may be issuable from time to time upon conversion of the Preferred Shares and exercise of the Warrant.
    When issued to Bain against payment therefor in accordance with the terms of this Agreement, the










    Certificate of Designation or the Warrant, each share of Preferred Stock and Converted Stock:

                         (1)  will have been duly and
    validly authorized, duly and validly
    issued, fully paid and non-assessable;

                         (2)  will be free and clear of
    any security interests, liens, claims or other encumbrances (other than those resulting solely from actions by Bain);
    and

                      (3)  will not have been issued
    or sold in violation of any preemptive or other similar rights of the holders of any securities of SyQuest.

    g.      Reserved.

    h.      On the Closing Date, there is
    no pending or, to the best knowledge of SyQuest, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over SyQuest or any of its affiliates that would materially affect the execution by SyQuest of, or the performance by SyQuest of its obligations under, this Agreement or the Warrant Certificate, provided, however, that the representations and warranties con-tained in this Section 3(h) shall not apply to any action, threatened action, suit, proceeding or investigation initiated by Bain.

    i.      SyQuest has timely filed all
    filings with the United States Securities and Exchange Commission (the "SEC") under the
    Securities Act or under Section 13(a) or 15(d) of the Exchange Act (each, an "SEC Filing") required to be filed by SyQuest pursuant to such acts and no SEC Filing, or press release containing information material to the business of SyQuest as a whole, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

    j.      Since the date of SyQuest's
    most recent SEC Filing, there has not been, and SyQuest is not aware of any development that would require an amendment to SyQuest's
    Registration Statement on Form S-3 (registration number 333-17119), as supplemented, in order to permit public offers and sales of shares of










    Common Stock thereunder.


    k.      The offer and sale of the
    Preferred Shares, the Warrant and the Converted
    Stock to Bain pursuant to this Agreement and the Warrant Certificate will, subject to compliance by Bain with the applicable representations and warranties contained in Section 4 hereof and with the applicable covenants and agreements contained in Section 6 hereof, be made in accordance with the provisions and requirements of Regulation D and any applicable state law, provided, however, that the representations and warranties contained in this Section 3(k) shall not be required to be given in respect of any Exercise Date if the provisions of Section 3A are applicable and SyQuest is in full compliance therewith and Bain is permitted to resell the Common Stock thereunder.

    l.      Capitalization.         As of
    September 26, 1997, the authorized capital stock of the Company consisted of (i) 120,000,000 shares of Common Stock of which approximately
    59.2 million shares were issued and outstanding, and (ii) 4,000,000 shares of Preferred Stock of which there are more than 300,000 shares issued and outstanding. All such shares of Common
    Stock are, and all shares which may be issued pursuant to stock options, warrants or other convertible rights will be, when issued and paid for in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereof. There are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever granted or issued by the Company and relating to, or securities or rights granted or issued by the Company and convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. There are no outstanding debt securities issued by the Company. There are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except this Agreement). The Company has furnished to Investor true and correct copies of the Certificate of Incorporation and the Company's
    By-laws, as in effect on the date hereof (the










    "Bylaws").

                    3.A     Registration Provisions.

    a.       SyQuest shall, as promptly as
    practicable hereafter and at its own expense, file a registration statement (the "Registration
    Statement") under the 1933 Act covering the sale or resale of the maximum number of shares of Common Stock then issuable upon conversion of the Preferred Shares and exercise of the Warrant
    (each a "Covered Security"), shall use its best efforts to cause such Registration Statement to be declared effective not later than 90 days from the Closing Date (or 120 days from the Closing Date if the SEC reviews such Registration Statement) and shall amend such Registration Statement from time to time upon the request of Investor if the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrant is greater than the number of shares of Common Stock registered pursuant to such Registration Statement, unless an amendment is not required for the registration and sale of such securities under such Registration
    Statement pursuant to Rule 416 or any other rule under the 1933 Act; provided that Investor shall have provided such information and cooperation in connection therewith as SyQuest may reason-ably request.

    b.      SyQuest will use its best ef-
    forts to: (i) keep such registration effective until the earlier of (A) the second anniversary of the issuance of each Covered Security, (B) such date as all of the Covered Securities shall have been sold by Bain or (C) such time as all of the Covered Securities held by Bain can be sold by Bain or any of its affiliates within a three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 under the Securities Act
    ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registra-tion Statement and the prospectus used in connection with the Registration Statement (as so amended and supplemented from time to time, the "Prospectus") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Covered
    Securities by Bain or any of its affiliates;
    (iii) furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as Bain from time to time may reasonably request;










    (iv) cause all Covered Securities that are Common Stock to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by SyQuest are then listed or quoted; (v) provide a transfer agent and registrar for all Covered Securities and a CUSIP number for all Covered Securities;
    (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of SyQuest and otherwise use its best efforts to obtain and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Covered Securities are originally sold and (B) all other states specified in writing by Bain, provided, however, that as to this clause (B), SyQuest shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

    c.      SyQuest shall furnish to Bain
    upon request a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Covered Securities by Bain or any of its affiliates pursuant to the Registration
    Statement.

    d.      With a view to making
    available to Bain and its affiliates the benefits of Rule 144 and Form S-3 under the Securities Act, SyQuest covenants and agrees to:
     (i) make and keep available adequate current public information (within the meaning of Rule
    144(c)) concerning SyQuest, until the earlier of
    (A) the third anniversary of the issuance of each Covered Security or (B) such date as all of the Covered Securities shall have been resold by Bain or any of its affiliates; (ii) maintain its status as a Reporting Issuer and file with the SEC in a timely manner all reports and other documents required of SyQuest for use of Form S-
    3; and (iii) furnish to Bain upon request, as long as Bain owns any Covered Securities, (A) a written statement by SyQuest that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of SyQuest, and (C) such other information as may be reasonably requested in order to avail Bain and its affiliates of Rule 144 or Form S-3 with respect to such Covered Securities.

    e.      Notwithstanding anything else










    in this Section 3A, if, at any time during which a Prospectus is required to be delivered in con-nection with the sale of any Covered Securities, SyQuest determines in good faith that a development has occurred or a condition exists as a result of which the Registration Statement or the Prospectus contains a material misstate-ment or omission, SyQuest will immediately notify Bain thereof by telephone and in writing.
     Upon receipt of such notification, Bain and its affiliates will immediately suspend all offers and sales of any Covered Securities pursuant to the Registration Statement. In such event, SyQuest will amend or supplement the Regis-tration Statement as promptly as practicable and will take such other steps as may be required to permit sales of the Covered Securities thereun-der by Bain and its affiliates in accordance with applicable federal and state securities laws. SyQuest will promptly notify Bain after it has determined in good faith that such sales have become permissible in such manner and will promptly deliver copies of the Registration
    Statement and the Prospectus (as so amended or supplemented) to Bain in accordance with paragraph (b) of this Section 3A.
    Notwithstanding the foregoing, (A) under no circumstances shall SyQuest be entitled to exercise its right to suspend sales of any Covered Securities pursuant to the Registration
    Statement more than two times in any twelve-month period, (B) the period during which such sales may be suspended (each a "Blackout
    Period") shall not exceed thirty days and (C) no Blackout Period may commence less than 30 days after the end of the preceding Blackout Period.

    Upon the commencement of a Blackout Period pursuant to this Section 3A, Bain will immedi-ately notify SyQuest of any contracts to sell any Covered Securities (each a "Sales Contract") that Bain or any of its affiliates has entered into prior to the commencement of such Blackout
    Period and that would require delivery of such Covered Securities during such Blackout Period, which notice will contain the aggregate sale price and volume of Covered Securities pursuant to such Sales Contract. Upon receipt of such notice, SyQuest will immediately notify Bain of its election either (i) to terminate the Blackout Period and, as promptly as practicable, amend or supplement the Registration Statement or the Prospectus in order to correct the material misstatement or omission and deliver to Bain copies of such amended or supplemented
    Registration Statement and Prospectus in










    accordance with paragraph (b) of this Section 3A or (ii) to continue the Blackout Period in accordance with this paragraph. If SyQuest elects to continue the Blackout Period, and Bain or any of its affiliates is therefore unable to consummate the sale of Covered Securities pursuant to the Sales Contract (such unsold
    Covered Securities being hereinafter referred to herein as the "Unsold Securities"), SyQuest will promptly indemnify each Bain Indemnified Party
    (as such term is defined in Section 11(a) below) against any Proceeding (as such term is defined in Section 11(a) below) that each Bain Indemni-fied Party may incur arising out of or in connection with Bain's breach or alleged breach of any such Sales Contract, and SyQuest shall reimburse each Bain Indemnified Party for any reasonable costs or expenses (including reasonable legal fees) incurred by such party in investigating or defending any such Proceeding
    (collectively, the "Indemnification Amount");
    provided, however, that each Bain Indemnified
    Party shall take all actions reasonably
    necessary or appropriate to mitigate such Indemnification Amount; and provided further, however, that the Indemnification Amount shall be reduced by an amount equal to the number of Unsold Securities multiplied by the difference between (x) the actual per share price received by Bain or any of its affiliates upon the sale of the Unsold Securities (if such sale occurs within three Trading Days of the end of the Blackout Period) or the closing sale price of the Common Stock on the NASDAQ National Market
    ("NASDAQ") or other national securities exchange on which the Common Stock is then listed on the third Trading Day after the end of the Blackout
    Period (if the Unsold Securities are not sold by Bain or any of its affiliates within three
    Trading Days of the end of the Blackout Period), and (y) the per share sale price for the Unsold
    Securities provided in the Sales Contract. As used herein, the term "Trading Day" means any day on which SyQuest's Common Stock is quoted on NASDAQ or, if applicable, other national securities exchange.


     4.  Representations and Warranties
    of Bain. Bain hereby represents and warrants to SyQuest on the date hereof and on the Closing
    Date, and agrees with SyQuest, as follows:

          a.      The execution, delivery and
    performance of this Agreement by Bain have been duly authorized by all requisite corporate action and no further consent or authorization of Bain, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by Bain and, when duly authorized, executed and delivered by SyQuest, will be a valid and binding agreement enforceable against Bain in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

             b.      Bain understands that no
    United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Preferred Shares or the Warrant.

              c.      In making the decision to
    purchase the Preferred Shares or the Warrant in accordance with this Agreement, Bain has relied solely upon independent investigations made by it and not upon any representations made by SyQuest other than those made in this Agreement.

                d.      Subject to Section 3A, Bain
    understands that the Preferred Shares, the Warrant and the Converted Stock have not been registered under the Securities Act and may not be reoffered or resold other than pursuant to such registration or an available exemption therefrom.

                 e.      Bain is purchasing the
    Preferred Shares and the Warrant for its own account for investment only and not with a view to, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act. Bain is not purchasing the Preferred Shares or Warrant for the purpose of covering, and will not use any Preferred Shares or Converted Stock
    (collectively, "Derivative Shares") to cover, any short sale position in the Common Stock.
    Bain understands that it shall be a condition to the issuance of any Derivative Shares that the representations and warranties in this section 4 shall be true and complete with respect to the Warrant and such Derivative Shares.

                f.      Bain is an "accredited
    investor" as that term is defined in Regulation
    D. Bain is able to bear the economic risk of Bain's investment hereunder.











                 g.      Bain understands that the
    Preferred Shares, the Warrant and the Derivative
    Shares are being or will be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that SyQuest is relying on the truth and accuracy of, and Bain's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Bain set forth herein in order to determine the availability of such exemptions and the eligibility of Bain to acquire Preferred
    Shares, the Warrant and Derivative Shares.

                  h.      A principal executive officer
    or other representative of Bain who is acting on behalf of Bain in connection with the transactions contemplated hereby has such knowledge and experience in financial and business matters that such officer is capable of evaluating the merits and risks of the investment by Bain contemplated by this Agreement and has the capacity to protect Bain's interests.

                  i.      Bain has been furnished with
    all materials and information relating to the business, management, properties, financial condition, operations, affairs and prospects of the SyQuest and all materials and information relating to the offer and sale of the Preferred
    Shares, the Warrant and the Derivative Shares, as have been requested by Bain. Bain has been afforded the opportunity to ask all questions of the SyQuest that the Bain considered appropriate or desirable to ask in connection with this Agreement and has received answers to such inquiries that Bain considers satisfactory.
    Bain understands that its investment in the Preferred Shares, the Warrant and Derivative
    Shares involves and will involve a high degree of risk. Bain has sought such investment, accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of Preferred Shares, the Warrant and the Derivative
    Shares.

              j.      Bain understands that (i)
    except as otherwise provided in section 3.A, the Preferred Shares, the Warrant and the Derivative
    Shares have not been and are not being
    registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) Bain shall have delivered to the SyQuest an opinion of counsel, reasonably satisfactory in form, scope and substance to the SyQuest, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act ("Rule 144") may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the SyQuest nor any other person is under any obligation to register such securities (other than pursuant to section 3.A) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

    5.      Covenants of SyQuest.  Except as set
    forth in the Schedule of Exceptions attached hereto, SyQuest covenants and agrees with Bain as follows:

    a.      For so long as any of the
    Preferred Shares or any portion of the Warrant remains outstanding, SyQuest will use its best efforts to (i) maintain the eligibility of the Common Stock for quotation on NASDAQ or listing on a national securities exchange (as defined in the Exchange Act) and (ii) regain the eligibility of the Common Stock for quotation on NASDAQ in the event that the Common Stock is delisted by NASDAQ.

    b.      SyQuest will (i) provide Bain
    with an opportunity to review and comment on any public disclosure by SyQuest of information regarding this Agreement and the transactions contemplated hereby, (ii) promptly notify Bain if there is any public disclosure by SyQuest of material information regarding SyQuest or its financial condition, prospects or results of operation and (iii) provide Bain with copies of all SEC Filings.

    c.      Reserved.

    d.      SyQuest will comply with the
    terms and conditions of the Preferred Shares and










    of the Warrant as set forth in the Warrant
    Certificate (as duly amended from time to time by the parties hereto).

    e.      For so long as any of the
    Preferred Shares or any portion of the Warrant remains outstanding, SyQuest shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued
    Common Stock, for issuance upon conversion of such Preferred Shares or exercise of such Warrant, the maximum number of shares of Converted Stock then so issuable. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all the outstanding
    Preferred Shares and the exercise of the Warrant for all the Warrant Shares issuable thereunder, SyQuest shall use its best efforts to increase its number of authorized shares of Common Stock to such number of shares as shall be sufficient to effect such conversion and exercise, including causing the SyQuest Board of Directors to call a meeting of stockholders and recommend such increase, and after obtaining any such approval SyQuest shall reserve for issuance to Bain the number of shares of Common Stock required to effect such conversion and exercise.


    f.      Reserved.

    g.      If the Amendment is approved
    by SyQuest's stockholders, SyQuest will cause the Common Stock issuable pursuant to conversion of the Preferred Shares and exercise of the Warrant to be duly listed and admitted for trading on NASDAQ or, if NASDAQ is not then the principal trading market for the Common Stock, on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended
    (the "Exchange Act")).

    6.  Covenants of Bain.  Bain hereby
    covenants and agrees with SyQuest as follows:

    a.      Neither Bain nor any of its
    affiliates nor any person acting on its or their behalf will at any time offer or sell any Preferred Shares, the Warrant or any Converted
    Stock other than pursuant to registration under the Securities Act or pursuant to an available exemption therefrom.

    b.      Bain will agree not to convert
    its Preferred Stock for a maximum period of 60










    days following a successful public offering of the Common Stock in excess of $25 million in a single transaction, if all other convertible security holders are bound by the same restric-tion.


    6A.     Legend.  Bain understands that the
    certificates or other instruments representing the Preferred Shares, the Warrant and, until such time as the Derivative Shares shall have been sold pursuant to a registration under the 1933 Act as contemplated by this Agreement, the stock certificates representing the Derivative Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE
    HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
    ACT OF 1933, AS AMENDED, OR APPLICABLE STATE
    SECURITIES LAWS. THE SECURITIES HAVE BEEN
    ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED
    FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE
    ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
    FOR THE SECURITIES UNDER THE SECURITIES ACT OF
    1933, AS AMENDED, AND APPLICABLE STATE
    SECURITIES LAWS, OR AN OPINION OF COUNSEL IN
    FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE
    TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED
    UNDER SAID ACT OR APPLICABLE STATE SECURITIES
    LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER
    SAID ACT.

    The legend set forth above shall be removed and SyQuest shall issue a certificate without such legend to any holder of Preferred Shares, the Warrant or Derivative
    Shares if, unless otherwise required by state securities laws, (a) the same are sold pursuant to an effective registration statement under the 1933 Act, or
    (b) in connection with a sale transaction, such holder provides the SyQuest with an opinion of counsel, in form, substance and scope reasonably acceptable to the SyQuest, to the effect that a public sale, assignment or transfer thereof may be lawfully effected without registration under the 1933 Act, or (c) such holder provides the SyQuest with assurances reasonably satisfactory to the SyQuest that the same may be publicly sold pursuant to Rule 144 without restriction.

    7.  Conditions Precedent to Bain's Obliga-
    tions. The obligations of Bain hereunder are subject to the performance by SyQuest of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by Bain:











    a.      On the Closing Date, on each
    Conversion Date and on each Exercise Date (as defined in the Warrant Certificate), (i) to the extent provided in Section 3 hereof, the representations and warranties made by SyQuest in this Agreement shall be true and correct, and
    (ii) SyQuest shall have complied fully with all the covenants and agreements in this Agreement and the Warrant Certificate; and Bain shall have received on each such date a certificate of the Chief Executive Officer and the Chief Financial
    Officer of SyQuest dated such date and to such effect.

    b.      On the Closing Date, on each
    Conversion Date and on each Exercise Date,
    SyQuest shall have delivered to Bain an opinion of counsel reasonably satisfactory to Bain, dated the date of delivery, confirming in substance the matters covered in paragraphs (a),
    (b), (c), (d), (e), (f), and (h) of Section 3 hereof and paragraph (h) of Section 5 hereof
    (provided that the opinion delivered on the Closing Date need not confirm the matters covered in paragraph (h) of Section 5 hereof);
    provided, however, that no such opinion
    delivered in respect of any Exercise Date or Conversion Date shall be required to cover the matters set forth in paragraph (h) of Section 3 hereof.

    c.      Prior to the Closing, the
    Certificate of Designation will have been filed with the Secretary of State of the State of Delaware in accordance with the Delaware General
    Corporation Law.

    d.      On the Closing Date, SyQuest
    shall have delivered to Bain the opinion of counsel reasonably satisfactory to Bain, dated the Closing Date, to the effect that the offer and sale of the Preferred Shares and the Warrant hereunder do not require registration under the Securities Act.

    As used herein the term "Business Day"
    means any day on which banks in the City of New York are open for business.

    8.  Conditions Precedent to SyQuest's
    Obligations. The obligations of SyQuest hereunder are subject to the performance by Bain of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by SyQuest:











    a.      On the Closing Date and on
    each Exercise Date (as defined in the Warrant
    Certificate), (i) the representations and warranties made by Bain in this Agreement shall be true and correct, and (ii) Bain shall have complied fully with all the covenants and agreements in this Agreement and the Warrant
    Certificate; and SyQuest shall have received on each such date a certificate of an appropriate officer of Bain dated such date and to such effect.

    9.  Fees and Expenses.  SyQuest agrees to
    pay Bain's reasonable legal fees and costs actually incurred incident to the preparation of this Agreement and related documents up to $5,000.00 upon presentation of evidence reasonably satisfactory to SyQuest that such fees and costs were actually incurred.

    10.  Non-Performance.

    If, on the date hereof, on the Closing
    Date, on any Conversion Date or any Exercise Date,
    SyQuest shall fail to deliver the Warrant,  Preferred
    Shares or Converted Stock to Bain required to be delivered pursuant to this Agreement for any reason other than the failure of any condition precedent to SyQuest's obligations hereunder or the failure by Bain to comply with its obligations hereunder, then SyQuest shall:

        (1)  hold Bain harmless against any
    loss, claim or damage (including without limitation, incidental and consequential damages) arising from or as a result of such failure by SyQuest; and

        (2)  reimburse Bain for all of its
    reasonable out-of-pocket expenses,
    including fees and disbursements of its
    counsel, incurred by Bain in connection
    with this Agreement and the Warrant and
    the transactions contemplated herein and therein;

    provided, however, that SyQuest shall then be under no further liability to Bain except as provided in the Warrant Certificate, this Section 10 and Section 11 hereof.

    11.  Indemnification.

         a.      Indemnification of Bain.
    SyQuest hereby agrees to indemnify Bain and each of its officers, directors, employees, agents and affiliates and each person that controls
    (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) any of the foregoing persons (each a "Bain
    Indemnified Party") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reason-able legal fees) (a "Proceeding"), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                (1)  any untrue or alleged
    untrue statement of a material fact by
    SyQuest or any of its affiliates or any
    person acting on its or their behalf or
    omission or alleged omission to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading by SyQuest or any of its affiliates or any person acting on its or their behalf ;

                 (2)  any of the
    representations or warranties made by
    SyQuest herein being untrue or incorrect;
    and

                  (3)  any breach or non-
    performance by SyQuest of any of its
    covenants, agreements or obligations under this Agreement and the Warrant
    Certificate;

    and SyQuest hereby agrees to reimburse each Bain
    Indemnified Party for any reasonable legal or other expenses incurred by such Bain Indemnified Party in investigating or defending any such Proceeding;
    provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of Bain in connection therewith.

          b.      Indemnification of SyQuest.
    Bain hereby agrees to indemnify SyQuest and each of its officers, directors, employees, agents and affiliates and each person that controls
    (within the meaning of Section 20 of the Securi-ties Exchange Act of 1934, as amended) any of the foregoing persons (each a "SyQuest
    Indemnified Party") against any Proceeding, that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:











                (1)  any untrue or alleged
    untrue statement of a material fact by
    Bain or any of its affiliates or any
    person acting on its or their behalf or
    omission or alleged omission to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading by Bain or any of its affiliates or any person acting on its or their behalf:

                   (2)  any of the
    representations or warranties made by Bain herein being untrue or incorrect; and

                    (3)  any breach or non-
    performance by Bain of any of its
    covenants, agreements or obligations under this Agreement and the Warrant
    Certificate;

            and Bain hereby agrees to reimburse each SyQuest
    Indemnified Party for any reasonable legal or other expenses incurred by such SyQuest
    Indemnified Party in investigating or defending any such Proceeding; provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of SyQuest in connection therewith.

     c.      Conduct of Claims.

                 (1)  Whenever a claim for
    indemnification shall arise under this
    Section, the party seeking indemnification
    (the "Indemnified Party"), shall notify
    the party from whom such indemnification is sought (the "Indemnifying Party") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail;

                  (2)  Upon delivery of such
    notice, such Indemnified Party shall have a duty to take all reasonable steps to mitigate any losses, liabilities, costs, charges and expenses relating to any such Proceeding;

                   (3)  Such Indemnifying Party
    shall have the right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such










    Proceeding; provided, however, that
    counsel to the Indemnifying Party shall
    not (except with the consent of the rele-vant Indemnified Party) also be counsel to such Indemnified Party. In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified
    Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circum-stances; and

                       (4)  No Indemnifying Party
    shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

    12.  Survival of the Representations,
    Warranties, etc. The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of and payment for the Preferred
    Shares, the Warrant and any Converted Stock issuable hereunder.


    13.  Notices.  all communications
    hereunder shall be in writing, and

                a.      if sent to Bain, shall be
    delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to Bain at:











                            Bain & Company, Inc.
                            One Embarcadero Center
                            San Francisco, California 94111

                            Attention: George W. Cogan

                            Telephone: (415) 434-1022
                            Facsimile: (415) 627-1033

                  b.      if sent to SyQuest, shall be
    delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to SyQuest at:

                            SyQuest Technology, Inc.
                            47071 Bayside Parkway
                            Fremont, CA  94538
                            Attention:  Chief Financial Officer
                            Telephone:      (510) 226-4000
                            Facsimile:      (510) 226-4114

                            with a copy to:

                            Shartsis, Friese & Ginsburg LLP
                            One Maritime Plaza, 18th Floor
                            San Francisco, CA  94111
                            Attention:  Steven O. Gasser, Esq.
                            Telephone:      (415) 421-6500
                            Facsimile:      (415) 421-2922

    14.  Miscellaneous

         a.      This Agreement may be executed
    in one or more counterparts and it is not necessary that signatures of all parties appear on the same coun-terpart, but such counterparts together shall consti-tute but one and the same agreement.

         b.      This Agreement and the Warrant
    shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns and, with respect to Section 11 hereof, their respective officers, directors, employees, agents, affiliates and controlling persons, and no other person shall have any right or obligation hereunder. SyQuest may not assign this Agreement or the Warrant
    Certificate.

         c.      This Agreement and the Warrant
    Certificate shall be governed by, and construed in accordance with, the internal laws of the State of California, and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any State or Federal court in the City of San Francisco and State of California and any court hearing any appeal there-from, over any suit, action or proceeding against it arising out of or based upon this Agreement and the










    Warrant (a "Related Proceeding"). Each of the parties hereto hereby waives any objection to any Related
    Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

           d.      The provisions of this
    Agreement and the Warrant Certificate are severable, and if any clause or provision hereof shall be held invalid, illegal or unenforceable in whole or in part, such invalidity or unenforceability shall not in any manner affect any other clause or provision of this Agreement or the Warrant Certificate.

            e.      The headings of the sections
    of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

            f.      This Agreement (including the
    Warrant and the terms and conditions of the Certificate of Designations relating to the Preferred Shares) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement and the Warrant and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder or under the terms of the warrant and term sheets between such parties.

            g.      The term "affiliate" is used
    herein as defined in Rule 144(a)(1) under the Securi-ties Act.

            h.      Notwithstanding any provision
    of the Certificate of Designations to the contrary, the Company may hereafter authorize additional or other capital stock for issuance to Beijing Legend Group Ltd.
    and its affiliates that is senior, equal or junior to the Series 4 Preferred Shares, in respect of the preferences as to dividends and distributions and payments on the liquidation, dissolution and winding up of the Company, provided that any such preference shall not exceed Beijing Legend Group Ltd.'s investment in SyQuest, provided further that Company may not otherwise hereafter, for so long as any Series 4
    Preferred Shares are outstanding, authorize additional or other capital stock that is of senior or equal rank to the Series 4 Preferred Shares, in respect of the preferences as to dividends and distributions and payments on the liquidation, dissolution and winding up of the Company.

             i.      Notwithstanding anything to










    the contrary in the Certificate of Designations or the Warrant, in no event shall any holder of Series 4
    Preferred Shares or the Warrant hereunder be entitled to convert its Series 4 Preferred Shares or exercise its Warrant if, after giving effect to such conversion or exercise, the number of shares of Common Stock beneficially owned by such holder and all other persons whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities
    Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations thereunder, including, without limitation, any person serving as an adviser to such holder (collectively, the "Related Persons"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock. Common Stock issuable upon conversion of the Series 4 Preferred
    Shares or exercise of the Warrant shall not be deemed to be beneficially owned by such holder or the Related
    Persons for this purpose.

                    15.  Time of Essence.  Time shall be of
    the essence in this Agreement and the Warrant.


                    IN WITNESS WHEREOF, the parties hereto
    have duly executed and delivered this Agreement, all as of the day and year first above written.


                                    SYQUEST TECHNOLOGY, INC.

                                    By:

                                    Name:
                                    Title:

                                    BAIN & COMPANY, INC.

                                    By:

                                    Name:
                                    Title:


    SCHEDULE OF EXCEPTIONS


            Regarding sections 3.b, 3.c, 3.d, 3.e and 3.f, the Company will not have sufficient shares of Common
    Stock available to issue upon conversion of the Preferred Shares and exercise of the Warrant until such time, if ever, as the Amendment is approved by the Company's shareholders and becomes effective.

            Regarding section 3.h, Iomega Corporation










    recently filed a lawsuit against SyQuest alleging both patent and trademark infringement.

            Regarding section 3.l, the number of shares of Common Stock issuable on conversion of SyQuest's outstanding (a) 5% Cumulative Convertible Preferred
    Stock, Series 3, (b) 5% Cumulative Convertible
    Preferred Stock, Series 4, and (c) Convertible
    Preferred Stock, Series 5, may vary based on the average closing prices of the Common Stock for the five days preceding conversion. In addition, as of September 26, 1997, there are: (i) stock options and other commitments to employees to issue approximately
    4.5 million shares of SyQuest's Common Stock; (ii) warrants for the issuance of approximately 35.9 million shares of SyQuest's Common Stock; and (iii) other commitments (principally for preferred stock dividends) to issue approximately 100,000 shares of SyQuest's
    Common Stock. In connection with the foregoing, SyQuest has granted or committed to grant certain registration rights to (1) Jayhawk Investments, L.P. and Jayhawk
    Institutional Partners, L.P. to register a total of 4,882,716 shares of its Common Stock, (2) to The
    Silikahn Route to register a total of 132,923 shares of its Common Stock, (3) Silicon Valley Bank to register a total of 166,667 shares of its Common Stock, (4)
    Greyrock Business Credit to register a total of 333,333 shares of its Common Stock, (5) to CAM Advanced
    Technologies, Inc. to register approximately 274,000 shares of its Common Stock, (6) to Nelson Partners to register sufficient shares of Common Stock relating to the conversion of its 3,375 shares of Convertible
    Preferred Stock, Series 5 ("Series 5 Stock") and exercise of its warrant for the purchase of 2,362,500 shares of Common Stock, (7) to Olympus Securities, Ltd.
    to register sufficient shares of Common Stock relating to the conversion of its 4,125 shares of Series 5 Stock and exercise of its warrant for the purchase of 2,887,500 shares of Common Stock, (8) to CC Investments
    LDC to register sufficient shares of Common Stock relating to the conversion of its 5,000 shares of Series 5 Stock and exercise of its warrant for the purchase of 3,500,000 shares of Common Stock, (9) to Capital Ventures International to register sufficient shares of Common Stock relating to the conversion of its 2,500 shares of Series 5 Stock and exercise of its warrant for the purchase of 1,750,000 shares of Common
    Stock, (11) RGC International Investors to register sufficient shares of Common Stock relating to the conversion of its 5,000 shares of Series 5 Stock and exercise of its warrant for the purchase of 3,500,000 shares of Common Stock, and (12) Multiple Import
    Export, Ltd. to register sufficient shares of Common
    Stock relating to the conversion of its 5,000 shares of Series 5 Stock and exercise of its warrant for the purchase of 3,500,000 shares of Common Stock.











            ANNEX A

    CERTIFICATE OF DESIGNATIONS, PREFERENCES
    AND RIGHTS OF 5% CUMULATIVE CONVERTIBLE
    PREFERRED STOCK, SERIES 4
    OF SYQUEST TECHNOLOGY, INC.

            SyQuest Technology, Inc. (the "Company"), a corporation organized and existing under the General
    Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred on the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of four hundred thousand (400,000) shares of 5% Cumulative Convertible Preferred Stock, Series 4, of the Company, as follows:

          RESOLVED, that the Company is authorized to issue 400,000 shares of 5% Cumulative
    Convertible Preferred Stock, Series 4, $.001 par value (the "Series 4 Preferred Shares"), which shall have the following powers, designations, preferences and other special rights:


          1.      Dividends.  The holders of the
    Series 4 Preferred Shares shall be entitled to a cash dividend of five percent per annum of the Stated Value (as defined below), on a cumulative basis (prorated for any portion of the applicable period during which the Series 4
    Preferred Shares are outstanding). Dividends shall accrue from the date of issuance of the Series 4 Preferred Shares and shall be payable on the last day of each calendar quarter, commencing June 30, 1997, through and including the date on which the Series 4 Preferred Shares are converted. Dividends may be paid at the Company's option in cash or, on not less than ninety days' notice from the Company to each holder of Series 4 Preferred Shares; in additional Series 4 Preferred Shares, provided that the Company may not elect to pay dividends in additional Series 4 Preferred Shares to the extent that the number of authorized and unissued Series 4 Preferred Shares is insufficient to make such payment or the ability of the holders of the Series 4 Preferred Shares to convert Series 4 Preferred Shares or to exercise the Warrant (as hereinafter defined) is restricted by Section 2(h) below. If the Company elects to pay to any holder of Series 4
    Preferred Shares any such dividend in additional
    Series 4 Preferred Shares, the number of such additional Series 4 Preferred Shares shall be determined by dividing the aggregate amount of such dividend payable to such holder by 100;
    provided that no fraction of a Series 4
    Preferred Share shall be issued, but in lieu thereof, the Company shall pay in cash an amount equal to such fraction multiplied by $100.

          2.      Conversion of Series 4 Preferred
    Shares.  The holders of the Series 4 Preferred
    Shares shall have the right, at their option, but subject to the terms of any purchase agreement which the Company may enter into (the
    "Purchase Agreement"), to convert the Series 4
    Preferred Shares into shares of the common stock of the Company, $.001 par value, as such stock now exists or may be changed from time to time hereafter ("Common Stock"), on the following terms and conditions:

                (a)     Conversion Right. Any or all
    of the Series 4 Preferred Shares shall be convertible at any time into whole, fully paid and nonassessable shares of Common Stock, at the conversion price (the "Conversion Price") in effect at the time of conversion determined as hereinafter provided. Each Series 4 Preferred
    Share shall have a stated value of $100 (the
    "Stated Value") for the purpose of such
    conversion and the number of shares of Common
    Stock issuable on conversion of each Series 4
    Preferred Share shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect. In the event of a conversion of Series 4 Preferred Shares for which there are accrued and unpaid dividends, the amount of the accrued and unpaid dividends shall be paid at the time and in the manner provided in section
    1.

                    (b)     Conversion Price.  The
    Conversion Price shall be the greater of (1) the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Conversion Notice (as that term is hereinafter defined), as reported by the Nasdaq
    National Market (the "NNM"), or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time, or, if there is then no such principal trading market, the fair market value per share of Common Stock during such period as determined in good faith by the Board of Directors of the Company, and
    (2) ninety percent of such closing sale price on the day immediately preceding the delivery of the Conversion Notice (as that term is hereinafter defined); provided that the
    Conversion Price shall not be greater than the closing sale price per share of Common Stock as reported by the NNM on the first day that any Series 4 Preferred Shares are issued. If the value of the Common Stock is so to be determined by the Board of Directors of the Company and the holders of the Series 4 Preferred Shares disagree with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the Commercial
    Arbitration Rules then prevailing of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Company and the holders of the Series 4 Preferred Shares.

                    (c)     Adjustment to Conversion
    Price. In the event that the Company shall declare a dividend or make a distribution on or with respect to the outstanding shares of its Common Stock in shares of its Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares, or combine its outstanding shares of Common Stock into a smaller number of shares, then, in each such event, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted, if necessary, as determined in good faith by the Board of Directors of the Company, so that the holder of any Series 4 Preferred Shares surrendered for conversion after such time shall be entitled to receive the aggregate number of shares of Common
    Stock that the holder would have owned or been entitled to receive had such Series 4 Preferred
    Shares been converted immediately prior to such record date or effective date and the resulting
    Common Stock had been subject to such dividend, distribution, subdivision or combination. Such adjustment shall be made successively whenever any event specified above shall occur.

                    (d)     Conversion Notice.  On
    presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Series 4 Preferred Shares) of the certificate(s) ("Preferred Stock
    Certificate(s)") for Series 4 Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank and written notice of conversion (a "Conversion Notice"), the holder of such Series 4 Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for whole, fully paid and nonassessable shares of Common Stock, which certificates shall be delivered by the fourth trading day after the date of delivery of the Conversion Notice and Preferred Stock Certificates for the Series 4
    Preferred Shares being converted, and cash for any fractional share of Common Stock on the foregoing basis. If the Common Stock can be issued without a restrictive legend pursuant to the Purchase Agreement, on request made by the holders of the Series 4 Preferred Shares in the Conversion Notice, the Company will authorize and instruct its transfer agent to issue the Common Stock electronically. The Conversion
    Notice shall be deemed delivered and received on the business day when it is transmitted by facsimile if so transmitted by 5:00 p.m.
    California time and the Company receives the Preferred Stock Certificate(s) by 10:00 a.m.
    California time the following business day, or on the next business day after it is deposited for next day delivery with a nationally recognized overnight delivery service. The
    Series 4 Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

                  (e)     Reservation of Shares.  The
    Company shall, as soon as practicable hereafter and then for so long as any of the Series 4
    Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series 4
    Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series 4 Preferred Shares then outstanding.

                  (f)     Fractional Shares.  The
    Company shall not issue any fraction of a share of Common Stock on any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

                  (g)     Taxes.  The Company shall pay
    any and all taxes that may be imposed on it with respect to the issuance and delivery of Common
    Stock on the conversion of Series 4 Preferred
    Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Series 4 Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance shall have paid to the Company the amount of any such tax, or shall have established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

                   (h)     The 19.9% Limit.  If at the
    time that the Company receives a Conversion
    Notice, the aggregate number of shares of Common
    Stock issuable pursuant to such Conversion
    Notice and all other Conversion Notices received at that time (the "Subject Conversion Notices"), when added to the aggregate number of shares of Common Stock (1) previously issued on conversion of Series 4 Preferred Shares and the exercise of that certain Warrant to purchase Common Stock
    (the "Warrant") issued by the Company to Fletcher pursuant to the Subscription Agreement on the date of initial issuance of the Series 4
    Preferred Shares and (2) issuable on conversion of all remaining outstanding Series 4 Preferred
    Shares (determining such number as if such Series 4 Preferred Shares were converted as of the Conversion Date relating to such Conversion
    Notice) and (3) issuable on exercise of the Warrant (determined based on the Exercise Price then in effect, as defined in the Warrant) would exceed nineteen and nine-tenths percent of the total number of shares of Common Stock outstanding (adjusted to reflect any split, subdivision, combination or consolidation of the Common Stock, whether by reclassification, distribution of a dividend with respect to the outstanding Common Stock payable in shares of Common Stock, or otherwise, or any recapitalization of the Common Stock) on the date of the first issuance of Series 4 Preferred
    Shares (the "19.9% Limit") and such circumstance would require the approval of the holders of the Common Stock pursuant to the listing requirements of the Nasdaq Stock Market or the rules of the National Association of Securities










    Dealers, Inc. (or such stock exchange or other interdealer quotation system that is then the Principal Market), the number of Series 4
    Preferred Shares identified in the Subject
    Conversion Notices that, if converted into shares of Common Stock, would equal or exceed the 19.9% Limit (the "Excess Preferred Shares"), shall not be converted unless and until the stockholder approval referred to in section
    (2)(j) (the "Stockholder Consent") is obtained or is no longer required. The Excess Preferred
    Shares will be allocated among the holders delivering Subject Conversion Notices on a pro rata basis based on the relative number of Series 4 Preferred Shares identified in each such Subject Conversion Notice. Any Excess
    Preferred shares shall not be converted into shares of Common Stock until the later of the date on which the Stockholder Consent is obtained and the Company receives a subsequent
    Conversion Notice with respect thereto. If the Company is not otherwise notified by the Nasdaq
    Stock Market or the National Association of
    Securities Dealers, Inc. that Stockholder
    Consent is necessary, the Company will issue
    Common Stock to the holders of the Series 4
    Preferred Shares in excess of the 19.9% Limit.

                 (i)     Stockholder Approval.  If
    there are Excess Preferred Shares as described in section (2)(i), the Company shall promptly use its best efforts to obtain the Stockholder
    Consent, including, without limitation, causing its Board of Directors to call a special meeting of stockholders and recommend such approval.

    3.      Voting Rights.  Holders of Series 4
    Preferred Shares shall have no voting rights, except as required by law.

    4.      Liquidation, Dissolution, Winding
    Up.  In the event of any voluntary or
    involuntary liquidation, dissolution or winding up of the Company, the holders of the Series 4
    Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred
    Funds"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Preferred Share plus any accrued and unpaid dividends; provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series 4
    Preferred Shares and holders of shares of other classes or series of preferred stock of the










    Company that are of equal rank with the Series 4
    Preferred Shares as to payments of Preferred
    Funds (the "Pari Passu Shares"), then each holder of Series 4 Preferred Shares and Pari
    Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Series 4 Preferred
    Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series
    4 Preferred Shares shall be entitled to receive any amounts with respect thereto on any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

    5.      Preferred Rank.  With respect to
    preferences as to dividends and distributions and payments on the liquidation, dissolution or winding up of the Company, the Series 4
    Preferred Shares shall rank (1) senior to the Common Stock, (2) with respect to all other existing capital stock of the Company, senior to such capital stock if permitted by the terms of such capital stock or, if not so permitted, on a parity with such capital stock if permitted by the terms of such capital stock or, if not so permitted, junior to such capital stock, and (3) senior to all series of any class of the Company's capital stock issued after the date of the filing of this Certificate. So long as any of the Series 4 Preferred Shares are outstanding, no Common Stock and no other capital stock of the Company ranking junior to the Series 4 Preferred Shares will be redeemed, purchased or otherwise acquired for any consideration by the Company (except by conversion into or exchange for stock of the Company ranking junior to the Series 4 Preferred
    Shares) unless in each case the Company offers to redeem the Series 4 Preferred Shares on substantially the same terms (provided that the redemption price shall not be less than $100 per share). Notwithstanding any provision hereof to the contrary, the Company may hereafter authorize additional or other capital stock for issuance to Beijing Legend Group Ltd. and its affiliates that is senior, equal or junior to the Series 4 Preferred Shares, in respect of the preferences as to dividends and distributions and payments on the liquidation, dissolution and winding up of the Company, but the Company may not otherwise hereafter, for so long as any Series 4 Preferred Shares are outstanding, authorize additional or other capital stock that is of senior or equal rank to the Series 4
    Preferred Shares, in respect of the preferences as to dividends and distributions and payments on the liquidation, dissolution and winding up of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the Series 4 Preferred
    Shares shall maintain their relative powers, designations and preferences provided herein.

    6.      Lost or Stolen Certificates.  On
    receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate, and (in the case of loss, theft or destruction) of any indemnification undertaking by the holder to the Company that is reasonably satisfactory to the Company, and on surrender and cancellation of such Preferred Stock Certificate, if mutilated, the Company shall execute and deliver a new
    Preferred Stock Certificate of like tenor and date; provided that the Company shall not be obligated to re-issue any lost, stolen or destroyed Preferred Stock Certificate if the holder thereof contemporaneously requests the
    Company to convert such Series 4 Preferred
    Shares into Common Stock.

    7.      Amendment.  So long as any Series 4
    Preferred Shares are outstanding, the Company shall not, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the total number of Series 4
    Preferred shares outstanding, voting separately as a class, amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series 4 Preferred Shares.

            IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Henry Montgomery, its Chief
    Financial Officer, as of April 28, 1997.












    SYQUEST
    TECHNOLOGY,
    INC.



    By:
    Title: Chief Financial Officer

    ANNEX B


    THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT
    AND MAY NOT BE OFFERED FOR SALE, SOLD,
    TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN
    EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No.

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that Bain & Company, Inc. ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on _________ __, 2004, (the "Termination
    Date") to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY, INC., a Delaware corporation (the
    "Issuer"). This Warrant entitles the holder to purchase from the Issuer up to ____ Warrant Shares (as defined below), subject to adjustment, at a per share Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued on ________, 1997 (the
    "Closing Date"), pursuant to the Securities Purchase
    Agreement dated ________, 1997 (the "Purchase










    Agreement"), between the Issuer and Holder, and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein have the meanings respectively ascribed to them in the Purchase Agreement. A copy of the Purchase Agreement may be obtained by the registered holder hereof upon written request to the Issuer.

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise Notice; provided that in no event shall the Exercise Price exceed
    $3.0469. If the value of the Common Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a
    "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exer-cisable Number"). A 65 Day Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining
    Warrant Shares upon delivery of one or more 65
    Day Notices increasing the Exercisable Number after a further Notice Period. From time to time following the Notice Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercis-able Number. To exercise this Warrant, the registered holder must, prior to the Termination
    Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant
    Shares in respect of which this Warrant is then exercised (the "Exercise Amount") and tender the applicable Warrant Purchase Price. This Warrant shall be exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares
    purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional Warrant
    Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American
    Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 360,000 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.











    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with the Purchase Agreement and this Warrant.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of the Purchase
    Agreement and this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee
    (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise
    Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-
    Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant
    Shares upon the exercise of this Warrant by the registered holder hereof; provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute
    Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10.     The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

      (a)     If the Issuer:

      1.      subdivides its outstanding shares of
    Common Stock into a greater number
    of shares;

       2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

        3.      issues by reclassification of its
    Common Stock any shares of its
    Capital Stock;

         then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other Capital
    Stock of the Issuer that such holder would have received immediately following such action if such holder had so exercised this Warrant immediately prior to such action.











     As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital
    Stock as is contemplated hereby with
    respect to the Common Stock, on terms
    comparable to those applicable to Common
    Stock hereunder.

      (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

       (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a
    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:











     1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant Value"),
    computed as of such Transaction
    Date; or

    2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    under the Purchase Agreement
    and hereunder and deliver
    notice thereof to the
    registered holder hereof; and

            (b)     upon consummation of such
    Transaction, this Warrant
    shall automatically become
    exercisable for the common
    stock of the acquiror (without
    regard to the form of
    acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value of
    this Warrant computed immedi-
    ately before the Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:

     Stock Price:
    the last sales price
    of the Common Stock
    reported by Bloomberg
    on the last Trading
    Day prior to the
    Transaction Date (the
    "Last Trading Day")

    Time To Expiration:
    the number
    of Trading Days
    between the Last
    Trading Day and the










    Termination Date

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by
    Bloomberg for the
    past 260 days at
    close on the Last
    Trading Day, unless
    the Time to Expira-
    tion is less than 260
    Trading Days, in
    which case the
    volatility shown by
    Bloomberg at close on
    the Last Trading Day
    for the number of
    Trading Days from the
    Last Trading Day to
    the Termination Date

    Risk-Free Interest Rate:
    closing yield as of the Last
    Trading Day as quoted
    in the Wall Street
    Journal for U.S.
    Treasury bond with a
    maturity date closest
    to the Termination
    Date

    Number of Shares
    Outstanding:
    the total number
    of shares of Common
    Stock outstanding as
    of the Last Trading
    Day

    Exercisable
    Common Stock:
    the number of shares
    of Common Stock
    exercisable under
    this Warrant as of
    the Transaction Date

    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if applicable, the exercise price contemplated by paragraph 10(c)2(b) hereof, (using then-current values for each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer.
    The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction
    Date, Holder, in consultation with the
    Issuer, will calculate the final Black-
    Scholes Warrant Value using the then-
    current values for each factor; such
    calculation will be used to compute the
    values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).


      (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

      (e) Upon the issuance of any stock dividend or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange
    Rate shall be adjusted so that the
    registered holder hereof on the record
    date for such distribution shall be
    entitled to receive such dividend or
    distribution on the same terms as the
    holders of Common Stock upon exercise
    hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

     (a) the Issuer shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

     (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party, the sale or transfer of all or substantially all of the assets of the Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant
    (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common Stock; or

      (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or

      (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


    then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The
    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

    Any corporation into which the Issuer or any new
    Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act;
    provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc. has caused this Warrant to be signed by its duly authorized officer.

    Dated:  May 7, 1997

                                 SYQUEST TECHNOLOGY, INC.


                                  By:

                                  Name:
                                  Title:


            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)

                                                            [DATE]

    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant and the Purchase Agreement (as defined in the Warrant).

                    In accordance with the attached Warrant, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant Shares to be delivered in connection with this exercise.]

                             NAME OF REGISTERED HOLDER

                             [ADDRESS]

                             By:

                              Name:
                              Title: